UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2023

WESTERN ASSET

LONG CREDIT VIT

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your insurance company or your financial intermediary (such as a broker-dealer or bank).

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks total return consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Long Credit VIT for the period since the Portfolio’s inception on May 1, 2023 through December 31, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2024

II	Western Asset Long Credit VIT

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks total return consistent with prudent investment management. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities. Fixed income securities include bonds, debt securities and similar instruments issued by U.S. and non-U.S. public or private issuers.

The Portfolio normally seeks to maintain a dollar-weighted average effective duration within 10% of the average effective duration of a Custom Benchmarki, which is composed of a 60% weighting to the Bloomberg U.S. Long Credit Indexii and 40% weighting to the Bloomberg U.S. Intermediate Credit Indexiii. Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer). The Portfolio may invest in securities of any maturity of any duration.

The Portfolio normally seeks to maintain an average credit quality that is not lower than three rating notches below the average credit quality of the Custom Benchmark. Up to 20% of the Portfolio’s net assets may be invested in debt securities that are not rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if unrated, securities that we determined to be of comparable quality at the time of purchase. These securities are rated below investment grade and are commonly known as “high yield” or “junk” bonds. Securities rated in the Baa or BBB categories or above by one or more NRSROs or unrated securities of comparable quality are known as “investment grade securities.” The Portfolio may invest up to 10% of its total assets in non-U.S. dollar denominated securities, including through unhedged foreign currency denominated bonds and foreign currency transactions (which are contracts to purchase or sell foreign currencies for settlement on a future date).

The Portfolio will not invest more than 20% of its total assets in asset-backed securities and privately issued mortgaged-backed securities (in the aggregate) or more than 10% of the Portfolio’s total assets in collateralized debt obligations. The Portfolio will also not invest more than 20% of its total assets in loans.

The Portfolio may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps, foreign currency futures and forwards. In particular, the Portfolio may use interest rate swaps, total return swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps and options on futures), and/or futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time.

Western Asset Long Credit VIT 2023 Annual Report	1

Portfolio overview (cont’d)

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. The U.S. fixed income market experienced periods of elevated volatility, but ultimately generated solid results from the Portfolio’s inception on May 1, 2023 through December 31, 2023 (the “reporting period”). The market moved higher over the first quarter of the year (prior to the beginning of the reporting period) amid shifting expectations for Federal Reserve Board (the “Fed”) rate hikes. Turmoil in the regional banking industry also triggered a flight to quality assets. Those market gains were then erased during the second and third quarters of 2023, as persistent inflation led to expectations of a “higher for longer” interest rate environment. The market ended the year on a positive note, as the Fed indicated it would likely pivot from raising rates to cutting rates in 2024. Moderating inflation and hopes that the central bank could orchestrate a “soft landing” for the economy also supported the market.

All told, the overall credit market, as represented by the Bloomberg U.S. Long Credit Index, returned 4.83% during the reporting period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Portfolio during the reporting period. We tactically managed the Portfolio’s duration, reducing exposure to the short end of the curve in the second half of the year. Elsewhere, we increased the Portfolio’s exposures to industrials by trimming the Portfolio’s exposure to communication services, consumer non-cyclicals1, and technology sectors. Conversely, we slightly added to banking during the second half of 2023.

During the reporting period, the Portfolio used interest rate futures to manage its duration and yield curve exposure. These derivatives contributed to returns. Currency forwards, which were used to help manage the Portfolio’s currency exposures, also slightly contributed to performance.

Performance review

For the eight months ended December 31, 2023, Class I shares of Western Asset Long Credit VIT2 returned 2.85%. The Portfolio’s unmanaged benchmarks, the Bloomberg U.S. Long Credit Index and the Custom Benchmark, returned 4.83% and 4.46%, respectively, over the same time frame.

[1]	Non-cyclicals consists of the following industries: consumer products, food/beverage, health care, pharmaceuticals, supermarkets and tobacco.

[2]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

2	Western Asset Long Credit VIT 2023 Annual Report

Performance Snapshot as of December 31, 2023 (unaudited)
	6 months	Since Portfolio Inception*
Western Asset Long Credit VIT:
Class I	4.53%	2.85%
Bloomberg U.S. Long Credit Index	5.48%	4.83%
Custom Benchmark	5.26%	4.46%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Share class return assumes the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yield for the period ended December 31, 2023, for Class I shares was 5.16%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Portfolio’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Portfolio, which may differ.

* The Portfolio’s inception date is May 1, 2023. Performance data is shown as of the date the Portfolio began to invest in accordance with its investment objective and guidelines.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated April 21, 2023, the gross total annual fund operating expense ratios for Class I shares were 0.45%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributors to the Portfolio’s relative performance during the reporting period were its overweight to the energy sector and underweight to sovereign bonds. In terms of issuer selection, our technology holdings, led by an underweight to Broadcom and overweight to Taiwan Semiconductor, along with positions in consumer cyclicals1, driven by an overweight in Ford, were the most additive for performance. Elsewhere, a tactical overweight to lower quality was rewarded as securities rated BBBs and below meaningfully outperformed the broader the Bloomberg U.S. Long Credit Index.

[1]	Cyclicals consists of the following industries: automotive, entertainment, gaming, home construction, lodging, retailers, restaurants, textiles and other consumer services.

Western Asset Long Credit VIT 2023 Annual Report	3

Portfolio overview (cont’d)

Q. What were the leading detractors from performance?

A. The largest detractors from the Portfolio’s relative performance during the reporting period were its overweight to banking industry and underweight to communication services sector. Looking at issuer selection, within transportation, our overweight to Spirit and underweight to FedEx were headwinds for returns. Finally, an overweight to duration detracted from returns due to the yield spiking despite a rally in the fourth quarter of 2023.

Thank you for your investment in the Western Asset Long Credit VIT. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 17, 2024

RISKS: Investments in fixed income securities involve a variety of risks, including interest rate, credit, inflation, and reinvestment risks. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High yield bonds, commonly known as “junk” bonds, are rated below investment grade and carry more risk than higher-rated securities. Asset-backed, mortgaged-backed and mortgage-related securities are subject to prepayment and extension risks. Foreign investments are subject to special risks including currency fluctuations, and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. The Portfolio may use derivatives, such as options, futures, and swaps, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Portfolio performance. The use of leverage may increase volatility and the possibility of loss. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2023 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 44 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should

4	Western Asset Long Credit VIT 2023 Annual Report

consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2023 were: financials (28.1%), energy (12.7%), health care (9.4%), industrials (7.8%) and communication services (6.8%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Custom Benchmark is a representation of the performance of the major asset classes in which the Portfolio may typically invest, consisting of 60% Bloomberg U.S. Long Credit Index and 40% Bloomberg U.S. Intermediate Credit Index.

ii

The Bloomberg U.S. Long Credit Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related debt with at least ten years to maturity. It is composed of a corporate and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities.

iii

The Bloomberg U.S. Intermediate Credit Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years.

Western Asset Long Credit VIT 2023 Annual Report	5

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2023 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

6	Western Asset Long Credit VIT 2023 Annual Report

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2023 and held for the six months ended December 31, 2023, unless otherwise noted.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2,3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[4]
Class I	4.53%	$1,000.00	$1,045.30	0.45%	$2.32	Class I	5.00%	$1,000.00	$1,022.94	0.45%	$2.29

Western Asset Long Credit VIT 2023 Annual Report	7

Portfolio expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2023.

[2]	Performance data is shown as of the date the Portfolio began to invest in accordance with its investment objective and guidelines.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Long Credit VIT 2023 Annual Report

Portfolio performance (unaudited)

Average annual total returns[1]
Class I†
5/2/2023* through 12/31/23	2.85%

Cumulative total returns[1]
Class I (5/2/23* through 12/31/23)	2.85%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

†	Not annualized.

*	Inception date for Class I is May 1, 2023. Performance data shown is as of May 2, 2023, the date the Portfolio began to invest in accordance with its investment objective and guidelines.

Western Asset Long Credit VIT 2023 Annual Report	9

Portfolio performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class I Shares of Western Asset Long Credit VIT vs. Benchmark Indices † — May 2, 2023 - December 31, 2023

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class I shares of Western Asset Long Credit VIT on May 2, 2023, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2023. The inception date for Class I is May 1, 2023. Performance data is shown as of May 2, 2023, the date the Portfolio began to invest in accordance with its investment objective and guidelines. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Long Credit Index and the Custom Benchmark (together, the “Indices”). The Bloomberg U.S. Long Credit Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related debt with at least ten years to maturity. It is composed of a corporate and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities. The Custom Benchmark is a representation of the performance of the major asset classes in which the Portfolio may typically invest, consisting of 60% Bloomberg U.S. Long Credit Index and 40% Bloomberg U.S. Intermediate Credit Index. The Bloomberg U.S. Intermediate Credit Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years. The Indices are unmanaged and is not subject to the same management and trading expenses of a fund. Please note that an investor cannot invest directly in an index.

10	Western Asset Long Credit VIT 2023 Annual Report

Schedule of investments

December 31, 2023

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 86.1%
Communication Services — 6.7%
Diversified Telecommunication Services — 2.2%
AT&T Inc., Senior Notes	2.250%	2/1/32	$360,000	$297,850
AT&T Inc., Senior Notes	6.375%	3/1/41	50,000	54,918
AT&T Inc., Senior Notes	4.800%	6/15/44	110,000	100,610
AT&T Inc., Senior Notes	4.500%	3/9/48	200,000	174,722
AT&T Inc., Senior Notes	3.500%	9/15/53	1,050,000	762,857
AT&T Inc., Senior Notes	3.550%	9/15/55	960,000	690,878
AT&T Inc., Senior Notes	3.800%	12/1/57	460,000	342,333
British Telecommunications PLC, Senior Notes	9.625%	12/15/30	100,000	123,833
Deutsche Telekom International Finance BV, Senior Notes	8.750%	6/15/30	30,000	36,157
Telefonica Emisiones SA, Senior Notes	7.045%	6/20/36	290,000	328,364
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	180,000	177,430
Verizon Communications Inc., Senior Notes	2.550%	3/21/31	101,000	87,115
Verizon Communications Inc., Senior Notes	5.250%	3/16/37	150,000	156,238
Verizon Communications Inc., Senior Notes	3.400%	3/22/41	430,000	342,535
Verizon Communications Inc., Senior Notes	3.850%	11/1/42	550,000	460,919
Verizon Communications Inc., Senior Notes	4.125%	8/15/46	250,000	214,320
Verizon Communications Inc., Senior Notes	3.550%	3/22/51	510,000	393,336
Verizon Communications Inc., Senior Notes	3.700%	3/22/61	250,000	191,210
Total Diversified Telecommunication Services				4,935,625
Entertainment — 0.4%
Walt Disney Co., Senior Notes	6.650%	11/15/37	130,000	152,793
Warnermedia Holdings Inc., Senior Notes	6.412%	3/15/26	150,000	150,111
Warnermedia Holdings Inc., Senior Notes	5.050%	3/15/42	430,000	379,294
Warnermedia Holdings Inc., Senior Notes	5.141%	3/15/52	190,000	163,200
Warnermedia Holdings Inc., Senior Notes	5.391%	3/15/62	80,000	68,597
Total Entertainment				913,995
Interactive Media & Services — 0.1%
Meta Platforms Inc., Senior Notes	3.850%	8/15/32	170,000	161,762
Tencent Holdings Ltd., Senior Notes	3.840%	4/22/51	200,000	149,628	(a)
Total Interactive Media & Services				311,390
Media — 3.2%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.050%	3/30/29	270,000	267,344

See Notes to Financial Statements.

Western Asset Long Credit VIT 2023 Annual Report	11

Schedule of investments (cont’d)

December 31, 2023

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.500%	6/1/41	$280,000	$198,157
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.750%	4/1/48	480,000	426,629
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.800%	3/1/50	150,000	116,303
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.500%	4/1/63	380,000	317,568
Comcast Corp., Senior Notes	4.250%	10/15/30	170,000	167,630
Comcast Corp., Senior Notes	3.750%	4/1/40	280,000	241,009
Comcast Corp., Senior Notes	2.887%	11/1/51	1,080,000	731,218
Comcast Corp., Senior Notes	4.049%	11/1/52	460,000	388,556
Comcast Corp., Senior Notes	2.937%	11/1/56	570,000	375,235
Comcast Corp., Senior Notes	2.987%	11/1/63	210,000	135,487
DISH DBS Corp., Senior Notes	5.875%	11/15/24	310,000	290,950
Fox Corp., Senior Notes	4.030%	1/25/24	100,000	99,880
Fox Corp., Senior Notes	6.500%	10/13/33	420,000	454,891
Fox Corp., Senior Notes	5.476%	1/25/39	310,000	301,737
Time Warner Cable Enterprises LLC, Senior Secured Notes	8.375%	7/15/33	840,000	973,687
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	910,000	939,588
Time Warner Cable LLC, Senior Secured Notes	5.875%	11/15/40	700,000	634,578
Total Media				7,060,447
Wireless Telecommunication Services — 0.8%
Sprint LLC, Senior Notes	7.125%	6/15/24	140,000	140,702
T-Mobile USA Inc., Senior Notes	2.400%	3/15/29	330,000	296,348
T-Mobile USA Inc., Senior Notes	3.875%	4/15/30	70,000	66,399
T-Mobile USA Inc., Senior Notes	2.875%	2/15/31	570,000	502,850
T-Mobile USA Inc., Senior Notes	3.000%	2/15/41	90,000	67,416
T-Mobile USA Inc., Senior Notes	3.400%	10/15/52	790,000	576,059
Vodafone Group PLC, Senior Notes	4.125%	5/30/25	80,000	78,986
Vodafone Group PLC, Senior Notes	6.150%	2/27/37	90,000	97,440
Total Wireless Telecommunication Services				1,826,200
Total Communication Services				15,047,657

See Notes to Financial Statements.

12	Western Asset Long Credit VIT 2023 Annual Report

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Consumer Discretionary — 6.3%
Automobile Components — 0.3%
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	$690,000	$682,613	(a)
Automobiles — 1.8%
Ford Motor Co., Senior Notes	3.250%	2/12/32	350,000	291,242
Ford Motor Credit Co. LLC, Senior Notes	6.950%	3/6/26	210,000	215,213
Ford Motor Credit Co. LLC, Senior Notes	5.113%	5/3/29	380,000	369,873
Ford Motor Credit Co. LLC, Senior Notes	3.625%	6/17/31	200,000	172,572
Ford Motor Credit Co. LLC, Senior Notes	7.122%	11/7/33	600,000	646,790
General Motors Co., Senior Notes	6.125%	10/1/25	460,000	466,317
General Motors Co., Senior Notes	5.600%	10/15/32	50,000	51,147
General Motors Co., Senior Notes	6.600%	4/1/36	100,000	107,164
General Motors Co., Senior Notes	6.250%	10/2/43	330,000	337,143
General Motors Co., Senior Notes	5.950%	4/1/49	270,000	264,736
Nissan Motor Acceptance Co. LLC, Senior Notes	1.050%	3/8/24	50,000	49,534	(a)
Nissan Motor Acceptance Co. LLC, Senior Notes	6.950%	9/15/26	130,000	134,366	(a)
Nissan Motor Acceptance Co. LLC, Senior Notes	1.850%	9/16/26	30,000	26,992	(a)
Nissan Motor Acceptance Co. LLC, Senior Notes	2.750%	3/9/28	150,000	132,467	(a)
Nissan Motor Co. Ltd., Senior Notes	3.522%	9/17/25	520,000	500,868	(a)
PM General Purchaser LLC, Senior Secured Notes	9.500%	10/1/28	170,000	172,578	(a)
Toyota Motor Credit Corp., Senior Notes	5.250%	9/11/28	180,000	186,533
Total Automobiles				4,125,535
Broadline Retail — 0.8%
Alibaba Group Holding Ltd., Senior Notes	2.125%	2/9/31	200,000	165,852
Alibaba Group Holding Ltd., Senior Notes	2.700%	2/9/41	200,000	136,985
Alibaba Group Holding Ltd., Senior Notes	3.150%	2/9/51	200,000	131,312
Amazon.com Inc., Senior Notes	2.100%	5/12/31	200,000	172,539
Amazon.com Inc., Senior Notes	3.100%	5/12/51	1,070,000	796,378
Amazon.com Inc., Senior Notes	3.250%	5/12/61	150,000	110,203
Nordstrom Inc., Senior Notes	2.300%	4/8/24	70,000	69,288
QVC Inc., Senior Secured Notes	4.850%	4/1/24	200,000	198,153
Total Broadline Retail				1,780,710
Diversified Consumer Services — 0.1%
Massachusetts Institute of Technology, Senior Notes	5.600%	7/1/2111	250,000	287,087

See Notes to Financial Statements.

Western Asset Long Credit VIT 2023 Annual Report	13

Schedule of investments (cont’d)

December 31, 2023

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Hotels, Restaurants & Leisure — 2.0%
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	$80,000	$75,274	(a)
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	770,000	755,533
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	150,000	144,240
Las Vegas Sands Corp., Senior Notes	3.500%	8/18/26	310,000	295,697
Las Vegas Sands Corp., Senior Notes	3.900%	8/8/29	200,000	184,531
Marriott International Inc., Senior Notes	3.600%	4/15/24	190,000	189,077
McDonald’s Corp., Senior Notes	3.800%	4/1/28	360,000	351,354
McDonald’s Corp., Senior Notes	4.875%	12/9/45	260,000	255,668
McDonald’s Corp., Senior Notes	3.625%	9/1/49	840,000	674,106
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	200,000	176,956	(a)
Sands China Ltd., Senior Notes	5.375%	8/8/25	200,000	197,360
Sands China Ltd., Senior Notes	4.625%	6/18/30	590,000	537,627
Sands China Ltd., Senior Notes	3.500%	8/8/31	290,000	243,267
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Notes	5.500%	3/1/25	150,000	149,331	(a)
Wynn Macau Ltd., Senior Notes	4.875%	10/1/24	200,000	197,606	(a)
Wynn Macau Ltd., Senior Notes	5.125%	12/15/29	200,000	177,931	(a)
Total Hotels, Restaurants & Leisure				4,605,558
Household Durables — 0.2%
DR Horton Inc., Senior Notes	2.500%	10/15/24	260,000	253,857
MDC Holdings Inc., Senior Notes	2.500%	1/15/31	120,000	98,712
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	50,000	46,589
Total Household Durables				399,158
Specialty Retail — 0.9%
Home Depot Inc., Senior Notes	3.900%	12/6/28	100,000	98,598
Home Depot Inc., Senior Notes	3.300%	4/15/40	50,000	41,335
Home Depot Inc., Senior Notes	3.625%	4/15/52	640,000	519,144
Home Depot Inc., Senior Notes	3.500%	9/15/56	150,000	118,095
Lithia Motors Inc., Senior Notes	3.875%	6/1/29	200,000	180,838	(a)
Lowe’s Cos. Inc., Senior Notes	1.700%	9/15/28	280,000	247,855
Lowe’s Cos. Inc., Senior Notes	2.800%	9/15/41	130,000	95,072
Lowe’s Cos. Inc., Senior Notes	4.250%	4/1/52	640,000	542,542
TJX Cos. Inc., Senior Notes	1.600%	5/15/31	100,000	82,989
Total Specialty Retail				1,926,468
Textiles, Apparel & Luxury Goods — 0.2%
Tapestry Inc., Senior Notes	7.000%	11/27/26	310,000	321,504

See Notes to Financial Statements.

14	Western Asset Long Credit VIT 2023 Annual Report

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Textiles, Apparel & Luxury Goods — continued
Tapestry Inc., Senior Notes	7.700%	11/27/30	$40,000	$42,141
Tapestry Inc., Senior Notes	7.850%	11/27/33	70,000	74,708
Total Textiles, Apparel & Luxury Goods				438,353
Total Consumer Discretionary				14,245,482
Consumer Staples — 3.0%
Beverages — 0.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.900%	2/1/46	50,000	49,051
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.550%	1/23/49	330,000	355,104
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.800%	1/23/59	460,000	516,294
Total Beverages				920,449
Consumer Staples Distribution & Retail — 0.3%
Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC, Senior Notes	5.875%	2/15/28	140,000	140,181	(a)
Walmart Inc., Senior Notes	1.800%	9/22/31	260,000	220,417
Walmart Inc., Senior Notes	2.650%	9/22/51	280,000	195,405
Total Consumer Staples Distribution & Retail				556,003
Food Products — 0.3%
J M Smucker Co., Senior Notes	6.500%	11/15/43	230,000	256,535
J M Smucker Co., Senior Notes	6.500%	11/15/53	280,000	323,301
Mondelez International Inc., Senior Notes	2.625%	9/4/50	100,000	67,256
Total Food Products				647,092
Personal Care Products — 0.2%
Kenvue Inc., Senior Notes	5.050%	3/22/28	410,000	420,288
Kenvue Inc., Senior Notes	5.200%	3/22/63	100,000	104,671
Total Personal Care Products				524,959
Tobacco — 1.8%
Altria Group Inc., Senior Notes	4.400%	2/14/26	130,000	128,862
Altria Group Inc., Senior Notes	4.800%	2/14/29	260,000	259,409
Altria Group Inc., Senior Notes	2.450%	2/4/32	180,000	146,901
Altria Group Inc., Senior Notes	5.800%	2/14/39	580,000	591,818
Altria Group Inc., Senior Notes	4.250%	8/9/42	310,000	252,328
Altria Group Inc., Senior Notes	3.875%	9/16/46	180,000	135,169
Altria Group Inc., Senior Notes	5.950%	2/14/49	870,000	888,153
Altria Group Inc., Senior Notes	6.200%	2/14/59	70,000	74,339
BAT Capital Corp., Senior Notes	2.259%	3/25/28	110,000	98,506
BAT Capital Corp., Senior Notes	3.734%	9/25/40	190,000	139,874

See Notes to Financial Statements.

Western Asset Long Credit VIT 2023 Annual Report	15

Schedule of investments (cont’d)

December 31, 2023

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Tobacco — continued
BAT Capital Corp., Senior Notes	7.079%	8/2/43	$370,000	$393,305
BAT Capital Corp., Senior Notes	3.984%	9/25/50	280,000	197,439
BAT International Finance PLC, Senior Notes	5.931%	2/2/29	300,000	311,910
Philip Morris International Inc., Senior Notes	1.750%	11/1/30	210,000	173,213
Philip Morris International Inc., Senior Notes	6.375%	5/16/38	120,000	134,446
Philip Morris International Inc., Senior Notes	3.875%	8/21/42	120,000	98,399
Total Tobacco				4,024,071
Total Consumer Staples				6,672,574
Energy — 12.7%
Energy Equipment & Services — 0.1%
Halliburton Co., Senior Notes	4.850%	11/15/35	150,000	147,813
Halliburton Co., Senior Notes	4.750%	8/1/43	130,000	122,122
Total Energy Equipment & Services				269,935
Oil, Gas & Consumable Fuels — 12.6%
Apache Corp., Senior Notes	4.750%	4/15/43	310,000	244,454
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	560,000	542,366	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	7.625%	12/15/25	100,000	101,405	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	260,000	258,673	(a)
BP Capital Markets America Inc., Senior Notes	3.000%	2/24/50	460,000	325,691
BP Capital Markets PLC, Senior Notes	3.723%	11/28/28	260,000	252,393
Chesapeake Energy Corp., Senior Notes	5.500%	2/1/26	70,000	69,457	(a)
Chesapeake Energy Corp., Senior Notes	6.750%	4/15/29	50,000	50,519	(a)
Columbia Pipelines Holding Co. LLC, Senior Notes	6.055%	8/15/26	30,000	30,723	(a)
Columbia Pipelines Holding Co. LLC, Senior Notes	6.042%	8/15/28	70,000	72,301	(a)
Columbia Pipelines Operating Co. LLC, Senior Notes	6.036%	11/15/33	300,000	314,330	(a)
Columbia Pipelines Operating Co. LLC, Senior Notes	6.544%	11/15/53	80,000	88,221	(a)
ConocoPhillips Co., Senior Notes	5.050%	9/15/33	360,000	370,058
ConocoPhillips Co., Senior Notes	5.550%	3/15/54	70,000	74,386
ConocoPhillips Co., Senior Notes	5.700%	9/15/63	160,000	173,403
Continental Resources Inc., Senior Notes	2.268%	11/15/26	410,000	377,413	(a)
Continental Resources Inc., Senior Notes	4.375%	1/15/28	40,000	38,761
Continental Resources Inc., Senior Notes	2.875%	4/1/32	200,000	162,417	(a)
Continental Resources Inc., Senior Notes	4.900%	6/1/44	250,000	202,487

See Notes to Financial Statements.

16	Western Asset Long Credit VIT 2023 Annual Report

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Coterra Energy Inc., Senior Notes	3.900%	5/15/27	$460,000	$445,292
Coterra Energy Inc., Senior Notes	4.375%	3/15/29	110,000	106,819
DCP Midstream Operating LP, Senior Notes	3.250%	2/15/32	200,000	173,665
DCP Midstream Operating LP, Senior Notes	6.450%	11/3/36	130,000	138,614	(a)
Devon Energy Corp., Senior Notes	5.850%	12/15/25	390,000	394,499
Devon Energy Corp., Senior Notes	4.500%	1/15/30	240,000	230,618
Devon Energy Corp., Senior Notes	5.600%	7/15/41	150,000	145,259
Devon Energy Corp., Senior Notes	5.000%	6/15/45	790,000	699,053
Diamondback Energy Inc., Senior Notes	6.250%	3/15/53	560,000	598,134
Ecopetrol SA, Senior Notes	4.625%	11/2/31	50,000	42,470
Ecopetrol SA, Senior Notes	5.875%	11/2/51	520,000	394,022
Energy Transfer LP, Junior Subordinated Notes (6.500% to 11/15/26 then 5 year Treasury Constant Maturity Rate + 5.694%)	6.500%	11/15/26	1,110,000	1,057,586	(b)(c)
Energy Transfer LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	320,000	295,673	(b)(c)
Energy Transfer LP, Senior Notes	6.000%	2/1/29	710,000	716,843	(a)
Energy Transfer LP, Senior Notes	8.250%	11/15/29	130,000	148,173
Energy Transfer LP, Senior Notes	3.750%	5/15/30	200,000	185,819
Energy Transfer LP, Senior Notes	6.400%	12/1/30	150,000	160,551
Energy Transfer LP, Senior Notes	7.375%	2/1/31	30,000	31,547	(a)
Energy Transfer LP, Senior Notes	6.550%	12/1/33	310,000	336,860
Energy Transfer LP, Senior Notes	5.800%	6/15/38	330,000	332,207
Energy Transfer LP, Senior Notes	6.000%	6/15/48	720,000	727,058
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	490,000	484,302
Enterprise Products Operating LLC, Senior Notes	6.875%	3/1/33	130,000	149,311
Enterprise Products Operating LLC, Senior Notes	4.850%	3/15/44	380,000	365,814
Enterprise Products Operating LLC, Senior Notes	4.900%	5/15/46	530,000	506,674
Enterprise Products Operating LLC, Senior Notes	3.300%	2/15/53	870,000	645,420
Enterprise Products Operating LLC, Senior Notes	3.950%	1/31/60	80,000	64,940
Enterprise Products Operating LLC, Senior Notes (3 mo. Term SOFR + 3.248%)	8.638%	8/16/77	90,000	89,593	(c)

See Notes to Financial Statements.

Western Asset Long Credit VIT 2023 Annual Report	17

Schedule of investments (cont’d)

December 31, 2023

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. Term SOFR + 2.832%)	5.375%	2/15/78	$330,000	$296,584	(c)
EOG Resources Inc., Senior Notes	4.375%	4/15/30	360,000	358,793
EOG Resources Inc., Senior Notes	3.900%	4/1/35	130,000	119,764
EOG Resources Inc., Senior Notes	4.950%	4/15/50	280,000	275,429
EQM Midstream Partners LP, Senior Notes	7.500%	6/1/27	100,000	103,102	(a)
EQT Corp., Senior Notes	3.900%	10/1/27	260,000	248,890
Exxon Mobil Corp., Senior Notes	3.482%	3/19/30	100,000	95,100
Exxon Mobil Corp., Senior Notes	4.227%	3/19/40	310,000	287,940
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	310,000	282,393
Florida Gas Transmission Co. LLC, Senior Notes	2.300%	10/1/31	310,000	254,497	(a)
Kinder Morgan Energy Partners LP, Senior Notes	7.300%	8/15/33	100,000	113,409
Kinder Morgan Inc., Senior Notes	5.300%	12/1/34	200,000	198,698
Kinder Morgan Inc., Senior Notes	5.050%	2/15/46	410,000	366,707
Kinder Morgan Inc., Senior Notes	3.600%	2/15/51	20,000	14,320
Magellan Midstream Partners LP, Senior Notes	4.250%	9/15/46	60,000	48,433
MEG Energy Corp., Senior Notes	5.875%	2/1/29	240,000	233,460	(a)
MPLX LP, Senior Notes	4.800%	2/15/29	40,000	39,749
MPLX LP, Senior Notes	5.000%	3/1/33	260,000	254,833
MPLX LP, Senior Notes	4.500%	4/15/38	310,000	276,374
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	100,000	95,741
Occidental Petroleum Corp., Senior Notes	7.875%	9/15/31	190,000	216,382
Occidental Petroleum Corp., Senior Notes	6.450%	9/15/36	180,000	190,690
Occidental Petroleum Corp., Senior Notes	6.600%	3/15/46	270,000	292,703
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	50,000	40,768
Occidental Petroleum Corp., Senior Notes	4.400%	8/15/49	50,000	37,358
ONEOK Inc., Senior Notes	6.050%	9/1/33	630,000	667,784
ONEOK Inc., Senior Notes	6.625%	9/1/53	730,000	817,892
Permian Resources Operating LLC, Senior Notes	6.875%	4/1/27	190,000	190,078	(a)
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	70,000	73,769
Petrobras Global Finance BV, Senior Notes	5.500%	6/10/51	500,000	421,983
Petroleos Mexicanos, Senior Notes	6.875%	10/16/25	350,000	344,585
Piedmont Natural Gas Co. Inc., Senior Notes	5.050%	5/15/52	100,000	93,213
Pioneer Natural Resources Co., Senior Notes	5.100%	3/29/26	110,000	110,835
Pioneer Natural Resources Co., Senior Notes	2.150%	1/15/31	150,000	127,511

See Notes to Financial Statements.

18	Western Asset Long Credit VIT 2023 Annual Report

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Plains All American Pipeline LP/PAA Finance Corp., Senior Notes	6.700%	5/15/36	$50,000	$52,677
Qatar Energy, Senior Notes	2.250%	7/12/31	200,000	170,512	(a)
QatarEnergy, Senior Notes	3.300%	7/12/51	200,000	146,526	(a)
Range Resources Corp., Senior Notes	4.875%	5/15/25	110,000	108,711
Reliance Industries Ltd., Senior Notes	2.875%	1/12/32	270,000	231,520	(a)
Reliance Industries Ltd., Senior Notes	3.625%	1/12/52	520,000	382,136	(a)
Shell International Finance BV, Senior Notes	5.500%	3/25/40	200,000	213,188
Shell International Finance BV, Senior Notes	3.250%	4/6/50	180,000	135,382
SilverBow Resources Inc., Secured Notes (3 mo. Term SOFR + 7.750%)	13.135%	12/15/28	100,000	99,000	(a)(c)(d)(e)
Southwestern Energy Co., Senior Notes	8.375%	9/15/28	80,000	82,909
Southwestern Energy Co., Senior Notes	4.750%	2/1/32	140,000	129,704
Targa Resources Corp., Senior Notes	4.200%	2/1/33	320,000	294,471
Targa Resources Corp., Senior Notes	6.250%	7/1/52	20,000	20,680
Targa Resources Corp., Senior Notes	6.500%	2/15/53	920,000	996,084
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.000%	1/15/32	110,000	100,575
Tennessee Gas Pipeline Co. LLC, Senior Notes	7.000%	3/15/27	130,000	137,086
Tennessee Gas Pipeline Co. LLC, Senior Notes	7.000%	10/15/28	310,000	336,260
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	540,000	565,765
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	3.950%	5/15/50	380,000	307,674
Western Midstream Operating LP, Senior Notes	3.950%	6/1/25	140,000	136,621
Western Midstream Operating LP, Senior Notes	4.500%	3/1/28	130,000	125,907
Western Midstream Operating LP, Senior Notes	4.050%	2/1/30	440,000	411,985
Western Midstream Operating LP, Senior Notes	6.150%	4/1/33	590,000	613,687
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	870,000	758,358
Western Midstream Operating LP, Senior Notes	5.250%	2/1/50	140,000	125,697
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	590,000	668,429
Total Oil, Gas & Consumable Fuels				28,357,585
Total Energy				28,627,520

See Notes to Financial Statements.

Western Asset Long Credit VIT 2023 Annual Report	19

Schedule of investments (cont’d)

December 31, 2023

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Financials — 28.1%
Banks — 17.3%
ABN AMRO Bank NV, Senior Notes (6.339% to 9/18/26 then 1 year Treasury Constant Maturity Rate + 1.650%)	6.339%	9/18/27	$200,000	$204,500	(a)(c)
Banco Bilbao Vizcaya Argentaria SA, Junior Subordinated Notes (9.375% to 9/19/29 then 5 year Treasury Constant Maturity Rate + 5.099%)	9.375%	3/19/29	400,000	428,835	(b)(c)
Banco Santander SA, Junior Subordinated Notes (9.625% to 11/21/33 then 5 year Treasury Constant Maturity Rate + 5.298%)	9.625%	5/21/33	600,000	657,000	(b)(c)
Banco Santander SA, Senior Notes	6.607%	11/7/28	600,000	639,304
Banco Santander SA, Senior Notes (4.175% to 3/24/27 then 1 year Treasury Constant Maturity Rate + 2.000%)	4.175%	3/24/28	600,000	577,900	(c)
Bank of America Corp., Senior Notes	3.500%	4/19/26	430,000	418,573
Bank of America Corp., Senior Notes (1.319% to 6/19/25 then SOFR + 1.150%)	1.319%	6/19/26	880,000	828,728	(c)
Bank of America Corp., Senior Notes (1.922% to 10/24/30 then SOFR + 1.370%)	1.922%	10/24/31	470,000	381,816	(c)
Bank of America Corp., Senior Notes (2.299% to 7/21/31 then SOFR + 1.220%)	2.299%	7/21/32	120,000	98,031	(c)
Bank of America Corp., Senior Notes (2.831% to 10/24/50 then SOFR + 1.880%)	2.831%	10/24/51	420,000	284,055	(c)
Bank of America Corp., Senior Notes (2.972% to 2/4/32 then SOFR + 1.330%)	2.972%	2/4/33	70,000	59,586	(c)
Bank of America Corp., Senior Notes (3.311% to 4/22/41 then SOFR + 1.580%)	3.311%	4/22/42	520,000	407,588	(c)
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. Term SOFR + 1.632%)	3.593%	7/21/28	1,050,000	996,549	(c)
Bank of America Corp., Senior Notes (4.443% to 1/20/47 then 3 mo. Term SOFR + 2.252%)	4.443%	1/20/48	210,000	189,030	(c)
Bank of America Corp., Senior Notes (4.571% to 4/27/32 then SOFR + 1.830%)	4.571%	4/27/33	2,300,000	2,193,435	(c)
Bank of America Corp., Subordinated Notes (2.482% to 9/21/31 then 5 year Treasury Constant Maturity Rate + 1.200%)	2.482%	9/21/36	580,000	459,683	(c)
Bank of Nova Scotia, Junior Subordinated Notes (8.625% to 10/27/27 then 5 year Treasury Constant Maturity Rate + 4.389%)	8.625%	10/27/82	310,000	322,836	(c)
Bank of Nova Scotia, Senior Notes	3.450%	4/11/25	620,000	607,078

See Notes to Financial Statements.

20	Western Asset Long Credit VIT 2023 Annual Report

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
BNP Paribas SA, Junior Subordinated Notes (8.500% to 8/14/28 then 5 year Treasury Constant Maturity Rate + 4.354%)	8.500%	8/14/28	$1,870,000	$1,962,984	(a)(b)(c)
BNP Paribas SA, Senior Notes (2.219% to 6/9/25 then SOFR + 2.074%)	2.219%	6/9/26	200,000	191,024	(a)(c)
BNP Paribas SA, Senior Notes (2.819% to 11/19/24 then 3 mo. Term SOFR + 1.373%)	2.819%	11/19/25	940,000	916,283	(a)(c)
BNP Paribas SA, Senior Notes (5.125% to 1/13/28 then 1 year Treasury Constant Maturity Rate + 1.450%)	5.125%	1/13/29	510,000	513,969	(a)(c)
BNP Paribas SA, Senior Notes (5.894% to 12/5/33 then SOFR + 1.866%)	5.894%	12/5/34	670,000	700,495	(a)(c)
BPCE SA, Subordinated Notes (3.582% to 10/19/41 then SOFR + 1.952%)	3.582%	10/19/42	250,000	176,586	(a)(c)
Citigroup Inc., Junior Subordinated Notes (4.150% to 11/15/26 then 5 year Treasury Constant Maturity Rate + 3.000%)	4.150%	11/15/26	380,000	327,080	(b)(c)
Citigroup Inc., Junior Subordinated Notes (7.625% to 11/15/28 then 5 year Treasury Constant Maturity Rate + 3.211%)	7.625%	11/15/28	280,000	286,608	(b)(c)
Citigroup Inc., Senior Notes	3.400%	5/1/26	520,000	502,019
Citigroup Inc., Senior Notes	8.125%	7/15/39	320,000	412,445
Citigroup Inc., Senior Notes	4.650%	7/23/48	190,000	175,257
Citigroup Inc., Senior Notes (2.904% to 11/3/41 then SOFR + 1.379%)	2.904%	11/3/42	40,000	28,793	(c)
Citigroup Inc., Senior Notes (3.785% to 3/17/32 then SOFR + 1.939%)	3.785%	3/17/33	720,000	647,819	(c)
Citigroup Inc., Senior Notes (SOFR + 0.686%)	6.069%	10/30/24	210,000	210,144	(c)
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	450,000	432,466
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	100,000	89,537
Citizens Financial Group Inc., Subordinated Notes	4.023%	10/1/24	200,000	194,939
Commonwealth Bank of Australia, Subordinated Notes	3.305%	3/11/41	250,000	181,534	(a)
Cooperatieve Rabobank UA, Senior Notes	4.375%	8/4/25	500,000	491,328
Cooperatieve Rabobank UA, Senior Notes (3.649% to 4/6/27 then 1 year Treasury Constant Maturity Rate + 1.220%)	3.649%	4/6/28	250,000	238,449	(a)(c)
Cooperatieve Rabobank UA, Senior Notes (3.758% to 4/6/32 then 1 year Treasury Constant Maturity Rate + 1.420%)	3.758%	4/6/33	270,000	242,540	(a)(c)

See Notes to Financial Statements.

Western Asset Long Credit VIT 2023 Annual Report	21

Schedule of investments (cont’d)

December 31, 2023

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	$200,000	$204,452	(a)(b)(c)
Credit Agricole SA, Senior Notes	5.589%	7/5/26	250,000	254,416	(a)
Credit Agricole SA, Senior Notes	5.301%	7/12/28	270,000	276,282	(a)
Credit Agricole SA, Senior Notes	5.514%	7/5/33	250,000	259,335	(a)
Danske Bank A/S, Senior Notes (0.976% to 9/10/24 then 1 year Treasury Constant Maturity Rate + 0.550%)	0.976%	9/10/25	700,000	677,158	(a)(c)
Danske Bank A/S, Senior Notes (4.298% to 4/1/27 then 1 year Treasury Constant Maturity Rate + 1.750%)	4.298%	4/1/28	530,000	514,007	(a)(c)
Danske Bank A/S, Senior Notes (6.466% to 1/9/25 then 1 year Treasury Constant Maturity Rate + 2.100%)	6.466%	1/9/26	450,000	453,425	(a)(c)
Fifth Third Bancorp, Senior Notes (6.339% to 7/27/28 then SOFR + 2.340%)	6.339%	7/27/29	160,000	166,654	(c)
HSBC Holdings PLC, Senior Notes (1.589% to 5/24/26 then SOFR + 1.290%)	1.589%	5/24/27	910,000	835,036	(c)
HSBC Holdings PLC, Senior Notes (6.161% to 3/9/28 then SOFR + 1.970%)	6.161%	3/9/29	640,000	661,292	(c)
HSBC Holdings PLC, Senior Notes (6.332% to 3/9/43 then SOFR + 2.650%)	6.332%	3/9/44	200,000	215,806	(c)
HSBC Holdings PLC, Subordinated Notes	6.500%	9/15/37	340,000	368,454
Huntington Bancshares Inc., Senior Notes (6.208% to 8/21/28 then SOFR + 2.020%)	6.208%	8/21/29	130,000	134,125	(c)
Intesa Sanpaolo SpA, Senior Notes	7.200%	11/28/33	350,000	373,353	(a)
Intesa Sanpaolo SpA, Senior Notes	4.700%	9/23/49	1,000,000	758,209	(a)
Intesa Sanpaolo SpA, Senior Notes	7.800%	11/28/53	280,000	307,703	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	200,000	197,992	(a)
Intesa Sanpaolo SpA, Subordinated Notes (4.950% to 6/1/41 then 1 year Treasury Constant Maturity Rate + 2.750%)	4.950%	6/1/42	500,000	356,424	(a)(c)
JPMorgan Chase & Co., Junior Subordinated Notes (3.650% to 6/1/26 then 5 year Treasury Constant Maturity Rate + 2.850%)	3.650%	6/1/26	260,000	238,585	(b)(c)
JPMorgan Chase & Co., Senior Notes	3.200%	6/15/26	750,000	724,028
JPMorgan Chase & Co., Senior Notes (2.545% to 11/8/31 then SOFR + 1.180%)	2.545%	11/8/32	690,000	575,936	(c)
JPMorgan Chase & Co., Senior Notes (3.157% to 4/22/41 then SOFR + 1.460%)	3.157%	4/22/42	360,000	278,316	(c)

See Notes to Financial Statements.

22	Western Asset Long Credit VIT 2023 Annual Report

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
JPMorgan Chase & Co., Senior Notes (3.328% to 4/22/51 then SOFR + 1.580%)	3.328%	4/22/52	$540,000	$403,750	(c)
JPMorgan Chase & Co., Senior Notes (4.260% to 2/22/47 then 3 mo. Term SOFR + 1.842%)	4.260%	2/22/48	430,000	380,388	(c)
JPMorgan Chase & Co., Senior Notes (4.586% to 4/26/32 then SOFR + 1.800%)	4.586%	4/26/33	180,000	173,966	(c)
JPMorgan Chase & Co., Senior Notes (6.254% to 10/23/33 then SOFR + 1.810%)	6.254%	10/23/34	90,000	97,611	(c)
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	200,000	209,843
Lloyds Banking Group PLC, Junior Subordinated Notes (8.000% to 3/27/30 then 5 year Treasury Constant Maturity Rate + 3.913%)	8.000%	9/27/29	450,000	452,024	(b)(c)
Lloyds Banking Group PLC, Senior Notes (3.511% to 3/18/25 then 1 year Treasury Constant Maturity Rate + 1.600%)	3.511%	3/18/26	310,000	302,907	(c)
Mitsubishi UFJ Financial Group Inc., Senior Notes (3.837% to 4/17/25 then 1 year Treasury Constant Maturity Rate + 1.125%)	3.837%	4/17/26	200,000	196,217	(c)
Mitsubishi UFJ Financial Group Inc., Senior Notes (4.080% to 4/19/27 then 1 year Treasury Constant Maturity Rate + 1.300%)	4.080%	4/19/28	200,000	194,584	(c)
NatWest Group PLC, Senior Notes (5.847% to 3/2/26 then 1 year Treasury Constant Maturity Rate + 1.350%)	5.847%	3/2/27	590,000	595,424	(c)
PNC Financial Services Group Inc., Junior Subordinated Notes (6.250% to 3/15/30 then 7 year Treasury Constant Maturity Rate + 2.808%)	6.250%	3/15/30	400,000	373,867	(b)(c)
PNC Financial Services Group Inc., Senior Notes (5.812% to 6/12/25 then SOFR + 1.322%)	5.812%	6/12/26	130,000	130,860	(c)
PNC Financial Services Group Inc., Senior Notes (6.875% to 10/20/33 then SOFR + 2.284%)	6.875%	10/20/34	90,000	99,950	(c)
Royal Bank of Canada, Senior Notes	3.375%	4/14/25	160,000	156,861
Societe Generale SA, Junior Subordinated Notes (10.000% to 5/14/29 then 5 year Treasury Constant Maturity Rate + 5.448%)	10.000%	11/14/28	330,000	353,435	(a)(b)(c)

See Notes to Financial Statements.

Western Asset Long Credit VIT 2023 Annual Report	23

Schedule of investments (cont’d)

December 31, 2023

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Toronto-Dominion Bank, Junior Subordinated Notes (8.125% to 10/31/27 then 5 year Treasury Constant Maturity Rate + 4.075%)	8.125%	10/31/82	$570,000	$594,675	(c)
Toronto-Dominion Bank, Senior Notes	4.456%	6/8/32	230,000	223,596
Truist Financial Corp., Senior Notes (5.867% to 6/8/33 then SOFR + 2.361%)	5.867%	6/8/34	260,000	265,406	(c)
Truist Financial Corp., Senior Notes (6.047% to 6/8/26 then SOFR + 2.050%)	6.047%	6/8/27	180,000	183,260	(c)
US Bancorp, Senior Notes (5.775% to 6/12/28 then SOFR + 2.020%)	5.775%	6/12/29	100,000	102,806	(c)
US Bancorp, Senior Notes (5.836% to 6/10/33 then SOFR + 2.260%)	5.836%	6/12/34	40,000	41,279	(c)
Wells Fargo & Co., Junior Subordinated Notes	5.900%	6/15/24	460,000	456,300	(b)(c)
Wells Fargo & Co., Senior Notes	3.000%	4/22/26	700,000	670,808
Wells Fargo & Co., Senior Notes (2.406% to 10/30/24 then 3 mo. Term SOFR + 1.087%)	2.406%	10/30/25	620,000	603,271	(c)
Wells Fargo & Co., Senior Notes (2.879% to 10/30/29 then 3 mo. Term SOFR + 1.432%)	2.879%	10/30/30	490,000	435,934	(c)
Wells Fargo & Co., Senior Notes (3.068% to 4/30/40 then SOFR + 2.530%)	3.068%	4/30/41	380,000	287,734	(c)
Wells Fargo & Co., Senior Notes (4.611% to 4/25/52 then SOFR + 2.130%)	4.611%	4/25/53	1,520,000	1,368,283	(c)
Wells Fargo & Co., Senior Notes (5.389% to 4/24/33 then SOFR + 2.020%)	5.389%	4/24/34	50,000	50,246	(c)
Wells Fargo & Co., Senior Notes (5.557% to 7/25/33 then SOFR + 1.990%)	5.557%	7/25/34	590,000	600,992	(c)
Wells Fargo & Co., Senior Notes (5.574% to 7/25/28 then SOFR + 1.740%)	5.574%	7/25/29	20,000	20,433	(c)
Wells Fargo & Co., Senior Notes (6.491% to 10/23/33 then SOFR + 2.060%)	6.491%	10/23/34	70,000	76,193	(c)
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	940,000	856,046
Wells Fargo Bank NA, Senior Notes	5.254%	12/11/26	320,000	324,034
Total Banks				38,790,797
Capital Markets — 6.3%
Ameriprise Financial Inc., Senior Notes	5.150%	5/15/33	240,000	247,472
Charles Schwab Corp., Junior Subordinated Notes (4.000% to 12/1/30 then 10 year Treasury Constant Maturity Rate + 3.079%)	4.000%	12/1/30	340,000	268,960	(b)(c)
Charles Schwab Corp., Junior Subordinated Notes (5.375% to 6/1/25 then 5 year Treasury Constant Maturity Rate + 4.971%)	5.375%	6/1/25	410,000	405,334	(b)(c)

See Notes to Financial Statements.

24	Western Asset Long Credit VIT 2023 Annual Report

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Charles Schwab Corp., Senior Notes	5.875%	8/24/26	$540,000	$554,039
Charles Schwab Corp., Senior Notes (5.643% to 5/19/28 then SOFR + 2.210%)	5.643%	5/19/29	80,000	82,106	(c)
Charles Schwab Corp., Senior Notes (5.853% to 5/19/33 then SOFR + 2.500%)	5.853%	5/19/34	110,000	113,606	(c)
Charles Schwab Corp., Senior Notes (6.136% to 8/24/33 then SOFR + 2.010%)	6.136%	8/24/34	520,000	548,319	(c)
CI Financial Corp., Senior Notes	3.200%	12/17/30	350,000	276,756
CI Financial Corp., Senior Notes	4.100%	6/15/51	630,000	370,492
Daimler Trucks Finance North America LLC, Senior Notes	3.650%	4/7/27	200,000	192,859	(a)
Goldman Sachs Group Inc., Junior Subordinated Notes (7.500% to 2/10/29 then 5 year Treasury Constant Maturity Rate + 3.156%)	7.500%	2/10/29	130,000	136,161	(b)(c)
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	130,000	145,122
Goldman Sachs Group Inc., Senior Notes	4.800%	7/8/44	130,000	122,956
Goldman Sachs Group Inc., Senior Notes (1.093% to 12/9/25 then SOFR + 0.789%)	1.093%	12/9/26	490,000	451,580	(c)
Goldman Sachs Group Inc., Senior Notes (2.650% to 10/21/31 then SOFR + 1.264%)	2.650%	10/21/32	1,390,000	1,158,791	(c)
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. Term SOFR + 1.563%)	4.223%	5/1/29	370,000	358,160	(c)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	590,000	650,008
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	210,000	203,243
Intercontinental Exchange Inc., Senior Notes	4.600%	3/15/33	90,000	89,552
Intercontinental Exchange Inc., Senior Notes	5.200%	6/15/62	50,000	51,312
KKR Group Finance Co. VII LLC, Senior Notes	3.625%	2/25/50	470,000	338,119	(a)
Morgan Stanley, Senior Notes (1.593% to 5/4/26 then SOFR + 0.879%)	1.593%	5/4/27	270,000	248,879	(c)
Morgan Stanley, Senior Notes (3.217% to 4/22/41 then SOFR + 1.485%)	3.217%	4/22/42	180,000	138,583	(c)
Morgan Stanley, Senior Notes (5.449% to 7/20/28 then SOFR + 1.630%)	5.449%	7/20/29	230,000	234,495	(c)
Morgan Stanley, Senior Notes (6.342% to 10/18/32 then SOFR + 2.560%)	6.342%	10/18/33	610,000	658,050	(c)
Morgan Stanley, Subordinated Notes (2.484% to 9/16/31 then SOFR + 1.360%)	2.484%	9/16/36	640,000	507,582	(c)

See Notes to Financial Statements.

Western Asset Long Credit VIT 2023 Annual Report	25

Schedule of investments (cont’d)

December 31, 2023

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Morgan Stanley, Subordinated Notes (5.948% to 1/19/33 then 5 year Treasury Constant Maturity Rate + 2.430%)	5.948%	1/19/38	$510,000	$515,982	(c)
Morgan Stanley Bank NA, Senior Notes	4.754%	4/21/26	900,000	899,701
Raymond James Financial Inc., Senior Notes	4.950%	7/15/46	130,000	121,573
S&P Global Inc., Senior Notes	3.250%	12/1/49	130,000	97,378
UBS AG, Senior Notes	1.250%	6/1/26	230,000	211,380
UBS Group AG, Junior Subordinated Notes (9.250% to 11/13/28 then 5 year Treasury Constant Maturity Rate + 4.745%)	9.250%	11/13/28	240,000	259,507	(a)(b)(c)
UBS Group AG, Junior Subordinated Notes (9.250% to 11/13/33 then 5 year Treasury Constant Maturity Rate + 4.758%)	9.250%	11/13/33	450,000	499,844	(a)(b)(c)
UBS Group AG, Senior Notes (2.746% to 2/11/32 then 1 year Treasury Constant Maturity Rate + 1.100%)	2.746%	2/11/33	270,000	221,631	(a)(c)
UBS Group AG, Senior Notes (6.327% to 12/22/26 then 1 year Treasury Constant Maturity Rate + 1.600%)	6.327%	12/22/27	620,000	639,329	(a)(c)
UBS Group AG, Senior Notes (6.442% to 8/11/27 then SOFR + 3.700%)	6.442%	8/11/28	520,000	540,355	(a)(c)
UBS Group AG, Senior Notes (6.537% to 8/12/32 then SOFR + 3.920%)	6.537%	8/12/33	850,000	907,611	(a)(c)
UBS Group AG, Senior Notes (9.016% to 11/15/32 then SOFR + 5.020%)	9.016%	11/15/33	640,000	787,214	(a)(c)
Total Capital Markets				14,254,041
Consumer Finance — 0.1%
American Express Co., Junior Subordinated Notes (3.550% to 9/15/26 then 5 year Treasury Constant Maturity Rate + 2.854%)	3.550%	9/15/26	60,000	51,588	(b)(c)
American Express Co., Senior Notes (5.282% to 7/27/28 then SOFR + 1.280%)	5.282%	7/27/29	200,000	204,242	(c)
Total Consumer Finance				255,830
Financial Services — 2.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	2.450%	10/29/26	390,000	361,281
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.000%	10/29/28	240,000	219,235
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.400%	10/29/33	300,000	257,788

See Notes to Financial Statements.

26	Western Asset Long Credit VIT 2023 Annual Report

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Financial Services — continued
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.850%	10/29/41	$430,000	$346,824
Berkshire Hathaway Energy Co., Senior Notes	6.125%	4/1/36	430,000	466,785
Berkshire Hathaway Energy Co., Senior Notes	4.250%	10/15/50	410,000	348,241
Berkshire Hathaway Finance Corp., Senior Notes	4.200%	8/15/48	280,000	258,154
ILFC E-Capital Trust I, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 1.812%)	7.186%	12/21/65	120,000	89,326	(a)(c)
ILFC E-Capital Trust II, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 2.062%)	7.436%	12/21/65	290,000	225,885	(a)(c)
LPL Holdings Inc., Senior Notes	6.750%	11/17/28	230,000	245,328
Mastercard Inc., Senior Notes	3.350%	3/26/30	260,000	248,125
Mastercard Inc., Senior Notes	2.950%	3/15/51	330,000	245,108
PayPal Holdings Inc., Senior Notes	2.300%	6/1/30	40,000	34,985
PayPal Holdings Inc., Senior Notes	3.250%	6/1/50	60,000	45,040
PayPal Holdings Inc., Senior Notes	5.050%	6/1/52	310,000	312,919
PayPal Holdings Inc., Senior Notes	5.250%	6/1/62	100,000	99,230
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., Senior Notes	2.875%	10/15/26	350,000	323,171	(a)
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., Senior Notes	4.000%	10/15/33	50,000	42,534	(a)
Visa Inc., Senior Notes	4.300%	12/14/45	250,000	233,352
Total Financial Services				4,403,311
Insurance — 2.0%
Allianz SE, Subordinated Notes (6.350% to 9/6/33 then 5 year Treasury Constant Maturity Rate + 3.232%)	6.350%	9/6/53	400,000	415,736	(a)(c)
AmFam Holdings Inc., Senior Notes	2.805%	3/11/31	170,000	130,445	(a)
AmFam Holdings Inc., Senior Notes	3.833%	3/11/51	170,000	103,643	(a)
Arthur J Gallagher & Co., Senior Notes	6.500%	2/15/34	210,000	229,786
Arthur J Gallagher & Co., Senior Notes	5.750%	3/2/53	140,000	142,829
Chubb INA Holdings Inc., Senior Notes	3.050%	12/15/61	140,000	100,294
Marsh & McLennan Cos. Inc., Senior Notes	2.375%	12/15/31	100,000	85,246
Marsh & McLennan Cos. Inc., Senior Notes	2.900%	12/15/51	130,000	87,941
Massachusetts Mutual Life Insurance Co., Subordinated Notes	4.900%	4/1/77	280,000	239,229	(a)

See Notes to Financial Statements.

Western Asset Long Credit VIT 2023 Annual Report	27

Schedule of investments (cont’d)

December 31, 2023

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
MetLife Inc., Junior Subordinated Notes	6.400%	12/15/36	$210,000	$217,160
MetLife Inc., Senior Notes	5.000%	7/15/52	130,000	129,255
Metropolitan Life Global Funding I, Senior Secured Notes	5.150%	3/28/33	150,000	152,742	(a)
New York Life Global Funding, Secured Notes	4.550%	1/28/33	150,000	147,974	(a)
New York Life Insurance Co., Subordinated Notes	3.750%	5/15/50	400,000	320,618	(a)
New York Life Insurance Co., Subordinated Notes	4.450%	5/15/69	130,000	111,653	(a)
Nippon Life Insurance Co., Subordinated Notes (6.250% to 9/13/33 then 5 year Treasury Constant Maturity Rate + 2.954%)	6.250%	9/13/53	410,000	430,549	(a)(c)
Northwestern Mutual Life Insurance Co., Subordinated Notes	3.850%	9/30/47	450,000	361,406	(a)
Prudential Financial Inc., Junior Subordinated Notes (6.750% to 3/1/33 then 5 year Treasury Constant Maturity Rate + 2.848%)	6.750%	3/1/53	50,000	52,221	(c)
Prudential Financial Inc., Senior Notes	1.500%	3/10/26	150,000	139,920
Reliance Standard Life Global Funding II, Secured Notes	2.500%	10/30/24	160,000	155,788	(a)
Reliance Standard Life Global Funding II, Secured Notes	1.512%	9/28/26	310,000	277,411	(a)
RenaissanceRe Holdings Ltd., Senior Notes	5.750%	6/5/33	20,000	20,184
Teachers Insurance & Annuity Association of America, Subordinated Notes	3.300%	5/15/50	590,000	436,089	(a)
Travelers Cos. Inc., Senior Notes	4.100%	3/4/49	130,000	113,382
Total Insurance				4,601,501
Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Apollo Commercial Real Estate Finance Inc., Senior Secured Notes	4.625%	6/15/29	350,000	294,823	(a)
Blackstone Holdings Finance Co. LLC, Senior Notes	6.200%	4/22/33	460,000	491,557	(a)
Blackstone Holdings Finance Co. LLC, Senior Notes	3.200%	1/30/52	210,000	144,799	(a)
Total Mortgage Real Estate Investment Trusts (REITs)				931,179
Total Financials				63,236,659
Health Care — 9.4%
Biotechnology — 2.1%
AbbVie Inc., Senior Notes	2.950%	11/21/26	850,000	815,321
AbbVie Inc., Senior Notes	4.050%	11/21/39	870,000	786,036

See Notes to Financial Statements.

28	Western Asset Long Credit VIT 2023 Annual Report

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Biotechnology — continued
AbbVie Inc., Senior Notes	4.250%	11/21/49	$890,000	$793,720
Amgen Inc., Senior Notes	5.150%	3/2/28	280,000	286,766
Amgen Inc., Senior Notes	5.250%	3/2/30	260,000	267,400
Amgen Inc., Senior Notes	5.250%	3/2/33	180,000	184,607
Amgen Inc., Senior Notes	5.600%	3/2/43	380,000	392,902
Amgen Inc., Senior Notes	5.650%	3/2/53	410,000	431,668
Amgen Inc., Senior Notes	5.750%	3/2/63	310,000	325,623
Gilead Sciences Inc., Senior Notes	5.250%	10/15/33	70,000	72,993
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	150,000	160,316
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	50,000	47,693
Gilead Sciences Inc., Senior Notes	5.550%	10/15/53	130,000	140,973
Total Biotechnology				4,706,018
Health Care Equipment & Supplies — 0.3%
Abbott Laboratories, Senior Notes	4.750%	11/30/36	100,000	102,543
Becton Dickinson & Co., Senior Notes	4.669%	6/6/47	280,000	261,926
GE HealthCare Technologies Inc., Senior Notes	6.377%	11/22/52	260,000	302,259
Total Health Care Equipment & Supplies				666,728
Health Care Providers & Services — 5.5%
Aetna Inc., Senior Notes	4.500%	5/15/42	100,000	87,931
Aetna Inc., Senior Notes	3.875%	8/15/47	80,000	62,670
Centene Corp., Senior Notes	3.375%	2/15/30	560,000	503,152
Cigna Group, Senior Notes	4.125%	11/15/25	180,000	177,792
Cigna Group, Senior Notes	4.375%	10/15/28	260,000	258,022
Cigna Group, Senior Notes	4.800%	8/15/38	400,000	387,128
Cigna Group, Senior Notes	4.900%	12/15/48	570,000	542,560
Cleveland Clinic Foundation, Senior Notes	4.858%	1/1/2114	100,000	94,161
CommonSpirit Health, Secured Notes	4.350%	11/1/42	260,000	225,160
CommonSpirit Health, Senior Secured Notes	2.782%	10/1/30	130,000	112,781
CSL Finance PLC, Senior Notes	4.050%	4/27/29	100,000	97,394	(a)
CSL Finance PLC, Senior Notes	4.625%	4/27/42	150,000	143,222	(a)
CVS Health Corp., Senior Notes	1.300%	8/21/27	690,000	613,166
CVS Health Corp., Senior Notes	5.250%	1/30/31	70,000	71,835
CVS Health Corp., Senior Notes	4.780%	3/25/38	920,000	872,173
CVS Health Corp., Senior Notes	2.700%	8/21/40	460,000	328,224
CVS Health Corp., Senior Notes	5.050%	3/25/48	560,000	524,258
Elevance Health Inc., Senior Notes	5.500%	10/15/32	460,000	481,237
Elevance Health Inc., Senior Notes	6.100%	10/15/52	530,000	601,460
HCA Inc., Senior Notes	5.200%	6/1/28	510,000	515,556
HCA Inc., Senior Notes	5.500%	6/1/33	100,000	101,612

See Notes to Financial Statements.

Western Asset Long Credit VIT 2023 Annual Report	29

Schedule of investments (cont’d)

December 31, 2023

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
HCA Inc., Senior Notes	5.125%	6/15/39	$100,000	$95,432
HCA Inc., Senior Notes	5.900%	6/1/53	330,000	338,755
Humana Inc., Senior Notes	5.875%	3/1/33	390,000	415,668
Humana Inc., Senior Notes	5.950%	3/15/34	100,000	107,075
Humana Inc., Senior Notes	5.500%	3/15/53	130,000	135,098
Kaiser Foundation Hospitals, Senior Notes	2.810%	6/1/41	510,000	382,421
McKesson Corp., Senior Notes	4.900%	7/15/28	260,000	264,694
Northwell Healthcare Inc., Secured Notes	4.260%	11/1/47	260,000	220,575
Quest Diagnostics Inc., Senior Notes	6.400%	11/30/33	180,000	199,710
UnitedHealth Group Inc., Senior Notes	4.000%	5/15/29	490,000	483,074
UnitedHealth Group Inc., Senior Notes	5.350%	2/15/33	810,000	857,261
UnitedHealth Group Inc., Senior Notes	4.250%	3/15/43	550,000	509,702
UnitedHealth Group Inc., Senior Notes	5.875%	2/15/53	870,000	986,143
UnitedHealth Group Inc., Senior Notes	6.050%	2/15/63	420,000	485,066
Total Health Care Providers & Services				12,282,168
Pharmaceuticals — 1.5%
AstraZeneca PLC, Senior Notes	3.000%	5/28/51	60,000	44,865
Bristol-Myers Squibb Co., Senior Notes	2.550%	11/13/50	540,000	342,750
Bristol-Myers Squibb Co., Senior Notes	6.250%	11/15/53	230,000	263,437
Bristol-Myers Squibb Co., Senior Notes	6.400%	11/15/63	250,000	289,933
Eli Lilly & Co., Senior Notes	4.875%	2/27/53	80,000	82,811
Eli Lilly & Co., Senior Notes	4.950%	2/27/63	130,000	134,819
Johnson & Johnson, Senior Notes	2.450%	9/1/60	200,000	128,660
Merck & Co. Inc., Senior Notes	1.450%	6/24/30	50,000	41,806
Pfizer Inc., Senior Notes	4.125%	12/15/46	310,000	276,118
Pfizer Investment Enterprises Pte Ltd., Senior Notes	4.450%	5/19/28	130,000	129,981
Pfizer Investment Enterprises Pte Ltd., Senior Notes	4.650%	5/19/30	200,000	201,495
Pfizer Investment Enterprises Pte Ltd., Senior Notes	4.750%	5/19/33	360,000	360,940
Pfizer Investment Enterprises Pte Ltd., Senior Notes	5.110%	5/19/43	360,000	358,938
Pfizer Investment Enterprises Pte Ltd., Senior Notes	5.300%	5/19/53	280,000	286,060
Pfizer Investment Enterprises Pte Ltd., Senior Notes	5.340%	5/19/63	380,000	383,963

See Notes to Financial Statements.

30	Western Asset Long Credit VIT 2023 Annual Report

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals — continued
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.100%	10/1/46	$100,000	$67,829
Wyeth LLC, Senior Notes	5.950%	4/1/37	50,000	55,060
Total Pharmaceuticals				3,449,465
Total Health Care				21,104,379
Industrials — 7.8%
Aerospace & Defense — 3.5%
Boeing Co., Senior Notes	2.196%	2/4/26	1,290,000	1,219,127
Boeing Co., Senior Notes	5.705%	5/1/40	180,000	186,294
Boeing Co., Senior Notes	3.750%	2/1/50	560,000	435,209
Boeing Co., Senior Notes	5.805%	5/1/50	580,000	601,026
Boeing Co., Senior Notes	3.950%	8/1/59	330,000	252,803
Boeing Co., Senior Notes	5.930%	5/1/60	180,000	186,711
General Dynamics Corp., Senior Notes	3.500%	4/1/27	130,000	126,716
General Dynamics Corp., Senior Notes	3.625%	4/1/30	180,000	172,975
General Dynamics Corp., Senior Notes	4.250%	4/1/40	180,000	168,109
HEICO Corp., Senior Notes	5.250%	8/1/28	330,000	337,161
Howmet Aerospace Inc., Senior Notes	6.875%	5/1/25	190,000	192,605
L3Harris Technologies Inc., Senior Notes	5.400%	1/15/27	460,000	469,771
L3Harris Technologies Inc., Senior Notes	4.400%	6/15/28	130,000	128,590
L3Harris Technologies Inc., Senior Notes	5.400%	7/31/33	260,000	270,453
L3Harris Technologies Inc., Senior Notes	4.854%	4/27/35	100,000	98,789
L3Harris Technologies Inc., Senior Notes	5.600%	7/31/53	30,000	31,972
Lockheed Martin Corp., Senior Notes	1.850%	6/15/30	80,000	68,611
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	50,000	49,525
Lockheed Martin Corp., Senior Notes	4.090%	9/15/52	110,000	97,925
Lockheed Martin Corp., Senior Notes	4.300%	6/15/62	300,000	269,201
Northrop Grumman Corp., Senior Notes	3.200%	2/1/27	80,000	76,998
Northrop Grumman Corp., Senior Notes	5.250%	5/1/50	470,000	484,368
RTX Corp., Senior Notes	3.950%	8/16/25	260,000	256,299
RTX Corp., Senior Notes	6.100%	3/15/34	450,000	488,544
RTX Corp., Senior Notes	4.500%	6/1/42	460,000	418,304
RTX Corp., Senior Notes	4.625%	11/16/48	130,000	118,830
RTX Corp., Senior Notes	3.030%	3/15/52	30,000	20,728
RTX Corp., Senior Notes	5.375%	2/27/53	400,000	406,782
RTX Corp., Senior Notes	6.400%	3/15/54	240,000	278,042
Total Aerospace & Defense				7,912,468
Building Products — 0.3%
Carrier Global Corp., Senior Notes	5.800%	11/30/25	230,000	233,162	(a)

See Notes to Financial Statements.

Western Asset Long Credit VIT 2023 Annual Report	31

Schedule of investments (cont’d)

December 31, 2023

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Building Products — continued
Carrier Global Corp., Senior Notes	5.900%	3/15/34	$140,000	$151,481	(a)
Carrier Global Corp., Senior Notes	6.200%	3/15/54	140,000	162,003	(a)
Total Building Products				546,646
Commercial Services & Supplies — 0.3%
California Institute of Technology, Senior Notes	4.700%	11/1/2111	370,000	329,041
Cintas Corp. No 2, Senior Notes	3.700%	4/1/27	180,000	176,352
Republic Services Inc., Senior Notes	3.950%	5/15/28	50,000	49,066
Total Commercial Services & Supplies				554,459
Construction & Engineering — 0.2%
Vinci SA, Senior Notes	3.750%	4/10/29	510,000	491,409	(a)
Electrical Equipment — 0.3%
Eaton Corp., Senior Notes	4.150%	11/2/42	210,000	192,730
Regal Rexnord Corp., Senior Notes	6.050%	2/15/26	550,000	556,203	(a)
Total Electrical Equipment				748,933
Ground Transportation — 0.7%
Burlington Northern Santa Fe LLC, Senior Notes	5.050%	3/1/41	260,000	260,739
Canadian Pacific Railway Co., Senior Notes	3.100%	12/2/51	180,000	130,211
Norfolk Southern Corp., Senior Notes	5.550%	3/15/34	140,000	147,933
Norfolk Southern Corp., Senior Notes	4.550%	6/1/53	420,000	384,186
Norfolk Southern Corp., Senior Notes	3.155%	5/15/55	80,000	56,356
Norfolk Southern Corp., Senior Notes	5.950%	3/15/64	110,000	122,889
Union Pacific Corp., Senior Notes	2.973%	9/16/62	410,000	276,143
Union Pacific Corp., Senior Notes	3.799%	4/6/71	330,000	260,910
Total Ground Transportation				1,639,367
Industrial Conglomerates — 0.2%
3M Co., Senior Notes	2.875%	10/15/27	260,000	244,864
Honeywell International Inc., Senior Notes	5.000%	2/15/33	280,000	293,058
Total Industrial Conglomerates				537,922
Machinery — 0.3%
Ingersoll Rand Inc., Senior Notes	5.400%	8/14/28	100,000	103,113
Ingersoll Rand Inc., Senior Notes	5.700%	8/14/33	450,000	476,315
Total Machinery				579,428
Marine Transportation — 0.2%
A.P. Moller - Maersk A/S, Senior Notes	5.875%	9/14/33	310,000	323,750	(a)
Passenger Airlines — 1.4%
Air Canada Pass-Through Trust	4.125%	5/15/25	15,692	15,115	(a)
American Airlines Inc., Senior Secured Notes	7.250%	2/15/28	390,000	394,814	(a)

See Notes to Financial Statements.

32	Western Asset Long Credit VIT 2023 Annual Report

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Passenger Airlines — continued
American Airlines Inc., Senior Secured Notes	8.500%	5/15/29	$190,000	$200,759	(a)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.500%	4/20/26	116,667	115,911	(a)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.750%	4/20/29	70,000	68,313	(a)
British Airways Pass-Through Trust	3.350%	6/15/29	18,473	16,748	(a)
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	460,000	475,833
Delta Air Lines Inc., Senior Notes	3.750%	10/28/29	50,000	45,818
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	210,000	206,651	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	532,000	533,899	(a)
Southwest Airlines Co., Senior Notes	5.250%	5/4/25	130,000	130,063
Spirit Airlines Inc. Pass-Through Trust	4.450%	4/1/24	148,667	146,811
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	20,000	14,407	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	440,000	316,949	(a)
United Airlines Pass-Through Trust	5.800%	1/15/36	340,000	346,123
US Airways Pass-Through Trust	4.625%	6/3/25	65,674	63,894
US Airways Pass-Through Trust	3.950%	11/15/25	49,295	47,140
Total Passenger Airlines				3,139,248
Trading Companies & Distributors — 0.4%
Air Lease Corp., Senior Notes	3.375%	7/1/25	490,000	474,517
Air Lease Corp., Senior Notes	1.875%	8/15/26	130,000	119,647
Air Lease Corp., Senior Notes	5.850%	12/15/27	240,000	246,405
Air Lease Corp., Senior Notes	5.300%	2/1/28	130,000	131,538
Total Trading Companies & Distributors				972,107
Total Industrials				17,445,737
Information Technology — 3.2%
Electronic Equipment, Instruments & Components — 0.2%
Jabil Inc., Senior Notes	5.450%	2/1/29	50,000	51,123
TD SYNNEX Corp., Senior Notes	1.250%	8/9/24	310,000	302,229
Total Electronic Equipment, Instruments & Components				353,352
IT Services — 0.0%††
Kyndryl Holdings Inc., Senior Notes	3.150%	10/15/31	100,000	83,636
Semiconductors & Semiconductor Equipment — 1.5%
Broadcom Inc., Senior Notes	4.300%	11/15/32	420,000	403,151

See Notes to Financial Statements.

Western Asset Long Credit VIT 2023 Annual Report	33

Schedule of investments (cont’d)

December 31, 2023

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Semiconductors & Semiconductor Equipment — continued
Intel Corp., Senior Notes	2.800%	8/12/41	$180,000	$134,936
Intel Corp., Senior Notes	3.734%	12/8/47	50,000	40,668
Intel Corp., Senior Notes	4.900%	8/5/52	440,000	431,060
Intel Corp., Senior Notes	5.700%	2/10/53	70,000	75,751
Intel Corp., Senior Notes	3.200%	8/12/61	200,000	138,004
KLA Corp., Senior Notes	4.650%	7/15/32	40,000	40,885
KLA Corp., Senior Notes	4.950%	7/15/52	210,000	212,390
Lam Research corp., Senior Notes	1.900%	6/15/30	130,000	111,838
Lam Research Corp., Senior Notes	3.125%	6/15/60	50,000	34,555
Micron Technology Inc., Senior Notes	6.750%	11/1/29	120,000	129,759
Micron Technology Inc., Senior Notes	3.366%	11/1/41	180,000	134,569
QUALCOMM Inc., Senior Notes	4.500%	5/20/52	250,000	233,734
Texas Instruments Inc., Senior Notes	3.650%	8/16/32	130,000	123,621
Texas Instruments Inc., Senior Notes	3.875%	3/15/39	310,000	286,355
Texas Instruments Inc., Senior Notes	4.150%	5/15/48	80,000	72,670
Texas Instruments Inc., Senior Notes	5.050%	5/18/63	140,000	143,597
TSMC Arizona Corp., Senior Notes	2.500%	10/25/31	200,000	172,286
TSMC Arizona Corp., Senior Notes	3.125%	10/25/41	300,000	240,556
TSMC Arizona Corp., Senior Notes	3.250%	10/25/51	200,000	158,594
Total Semiconductors & Semiconductor Equipment				3,318,979
Software — 1.2%
Fortinet Inc., Senior Notes	1.000%	3/15/26	130,000	119,269
Intuit Inc., Senior Notes	5.200%	9/15/33	360,000	377,068
Intuit Inc., Senior Notes	5.500%	9/15/53	150,000	164,193
Oracle Corp., Senior Notes	4.000%	7/15/46	710,000	570,356
Oracle Corp., Senior Notes	5.550%	2/6/53	1,460,000	1,462,105
Oracle Corp., Senior Notes	4.100%	3/25/61	130,000	99,269
Total Software				2,792,260
Technology Hardware, Storage & Peripherals — 0.3%
Apple Inc., Senior Notes	2.650%	5/11/50	680,000	468,682
Dell International LLC/EMC Corp., Senior Notes	8.100%	7/15/36	130,000	160,046
Total Technology Hardware, Storage & Peripherals				628,728
Total Information Technology				7,176,955
Materials — 2.0%
Chemicals — 0.2%
OCP SA, Senior Notes	3.750%	6/23/31	200,000	172,460	(a)

See Notes to Financial Statements.

34	Western Asset Long Credit VIT 2023 Annual Report

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Chemicals — continued
Sasol Financing USA LLC, Senior Notes	8.750%	5/3/29	$200,000	$204,264	(a)
Sociedad Quimica y Minera de Chile SA, Senior Notes	3.500%	9/10/51	200,000	138,261	(a)
Total Chemicals				514,985
Containers & Packaging — 0.0%††
Ball Corp., Senior Notes	3.125%	9/15/31	50,000	43,165
Metals & Mining — 1.8%
Alcoa Nederland Holding BV, Senior Notes	5.500%	12/15/27	200,000	195,157	(a)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	510,000	490,384	(a)
ArcelorMittal SA, Senior Notes	6.550%	11/29/27	100,000	105,081
ArcelorMittal SA, Senior Notes	6.750%	3/1/41	150,000	159,063
Barrick North America Finance LLC, Senior Notes	5.750%	5/1/43	370,000	396,922
BHP Billiton Finance USA Ltd., Senior Notes	5.500%	9/8/53	80,000	87,365
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	400,000	381,762	(a)
First Quantum Minerals Ltd., Senior Notes	6.875%	10/15/27	300,000	255,375	(a)
Freeport-McMoRan Inc., Senior Notes	4.125%	3/1/28	100,000	95,781
Freeport-McMoRan Inc., Senior Notes	5.400%	11/14/34	80,000	80,644
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	270,000	263,108
Glencore Finance Canada Ltd., Senior Notes	5.550%	10/25/42	200,000	194,378	(a)
Glencore Funding LLC, Senior Notes	1.625%	9/1/25	570,000	538,500	(a)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	180,000	174,097	(a)
Glencore Funding LLC, Senior Notes	3.375%	9/23/51	80,000	56,464	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	200,000	193,891
Teck Resources Ltd., Senior Notes	6.250%	7/15/41	360,000	371,664
Total Metals & Mining				4,039,636
Total Materials				4,597,786
Real Estate — 0.8%
Health Care REITs — 0.1%
Diversified Healthcare Trust, Senior Notes	4.750%	5/1/24	60,000	59,838
Welltower OP LLC, Senior Notes	3.850%	6/15/32	130,000	120,290
Total Health Care REITs				180,128
Industrial REITs — 0.1%
Prologis LP, Senior Notes	1.250%	10/15/30	220,000	177,898

See Notes to Financial Statements.

Western Asset Long Credit VIT 2023 Annual Report	35

Schedule of investments (cont’d)

December 31, 2023

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Office REITs — 0.2%
Alexandria Real Estate Equities Inc., Senior Notes	2.000%	5/18/32	$260,000	$208,754
Alexandria Real Estate Equities Inc., Senior Notes	3.000%	5/18/51	310,000	204,555
Total Office REITs				413,309
Residential REITs — 0.0%††
Invitation Homes Operating Partnership LP, Senior Notes	4.150%	4/15/32	30,000	27,593
Retail REITs — 0.4%
Kimco Realty OP LLC, Senior Notes	2.250%	12/1/31	330,000	269,653
Simon Property Group LP, Senior Notes	3.500%	9/1/25	60,000	58,646
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	520,000	510,814	(a)
Total Retail REITs				839,113
Specialized REITs — 0.0%††
Extra Space Storage LP, Senior Notes	3.900%	4/1/29	130,000	123,062
Total Real Estate				1,761,103
Utilities — 6.1%
Electric Utilities — 5.7%
AEP Transmission Co. LLC, Senior Notes	4.500%	6/15/52	130,000	117,778
Alabama Power Co., Senior Notes	5.850%	11/15/33	200,000	215,193
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.950%	4/1/33	180,000	183,359
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.250%	2/1/49	110,000	97,184
Comision Federal de Electricidad, Senior Notes	3.348%	2/9/31	200,000	167,259	(a)
Comision Federal de Electricidad, Senior Notes	4.677%	2/9/51	300,000	213,909	(a)
Commonwealth Edison Co., First Mortgage Bonds	5.300%	2/1/53	280,000	284,879
Constellation Energy Generation LLC, Senior Notes	6.125%	1/15/34	130,000	139,226
Constellation Energy Generation LLC, Senior Notes	6.500%	10/1/53	230,000	259,841
DTE Electric Co., Senior Secured Bonds	3.250%	4/1/51	200,000	147,230
Duke Energy Carolinas LLC, First Mortgage Bonds	4.950%	1/15/33	130,000	132,488
Duke Energy Carolinas LLC, First Mortgage Bonds	5.300%	2/15/40	200,000	202,702
Duke Energy Carolinas LLC, First Mortgage Bonds	5.400%	1/15/54	80,000	82,641

See Notes to Financial Statements.

36	Western Asset Long Credit VIT 2023 Annual Report

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Electric Utilities — continued
Duke Energy Florida LLC, First Mortgage Bonds	5.875%	11/15/33	$160,000	$172,572
Duke Energy Florida LLC, First Mortgage Bonds	3.400%	10/1/46	200,000	150,273
Duke Energy Florida LLC, First Mortgage Bonds	6.200%	11/15/53	140,000	160,448
Duke Energy Indiana LLC, First Mortgage Bonds	5.400%	4/1/53	260,000	265,390
Duke Energy Progress LLC, First Mortgage Bonds	3.450%	3/15/29	260,000	248,261
Duke Energy Progress LLC, First Mortgage Bonds	5.350%	3/15/53	280,000	284,353
Edison International, Junior Subordinated Notes (5.000% to 3/15/27 then 5 year Treasury Constant Maturity Rate + 3.901%)	5.000%	12/15/26	110,000	102,696	(b)(c)
Edison International, Junior Subordinated Notes (5.375% to 3/15/26 then 5 year Treasury Constant Maturity Rate + 4.698%)	5.375%	3/15/26	250,000	237,075	(b)(c)
Edison International, Junior Subordinated Notes (8.125% to 6/15/28 then 5 year Treasury Constant Maturity Rate + 3.864%)	8.125%	6/15/53	110,000	112,567	(c)
Edison International, Senior Notes	4.950%	4/15/25	150,000	149,073
Enel Finance International NV, Senior Notes	6.800%	10/14/25	520,000	533,363	(a)
Enel Finance International NV, Senior Notes	7.750%	10/14/52	200,000	246,528	(a)
Entergy Mississippi LLC, First Mortgage Bonds	5.000%	9/1/33	150,000	151,196
Entergy Texas Inc., First Mortgage Bonds	5.800%	9/1/53	50,000	53,842
Evergy Kansas Central Inc., First Mortgage Bonds	5.900%	11/15/33	200,000	214,091
Exelon Corp., Senior Notes	5.625%	6/15/35	260,000	265,068
FirstEnergy Corp., Senior Notes	4.150%	7/15/27	480,000	461,966
FirstEnergy Corp., Senior Notes	5.100%	7/15/47	230,000	210,841
Florida Power & Light Co., First Mortgage Bonds	5.300%	4/1/53	200,000	209,485
Interstate Power and Light Co., Senior Notes	5.700%	10/15/33	100,000	105,382
Kentucky Utilities Co., First Mortgage Bonds	5.450%	4/15/33	130,000	135,130
Kentucky Utilities Co., First Mortgage Bonds	3.300%	6/1/50	200,000	146,594
Louisville Gas and Electric Co., First Mortgage Bonds	5.450%	4/15/33	130,000	135,503
Metropolitan Edison Co., Senior Notes	5.200%	4/1/28	130,000	131,116	(a)
Monongahela Power Co., First Mortgage Bonds	5.850%	2/15/34	80,000	84,042	(a)
Monongahela Power Co., First Mortgage Bonds	5.400%	12/15/43	110,000	107,972	(a)

See Notes to Financial Statements.

Western Asset Long Credit VIT 2023 Annual Report	37

Schedule of investments (cont’d)

December 31, 2023

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Electric Utilities — continued
NRG Energy Inc., Senior Secured Notes	2.450%	12/2/27	$310,000	$279,726	(a)
Oglethorpe Power Corp., First Mortgage Bonds	6.200%	12/1/53	110,000	118,290	(a)
Ohio Edison Co., Senior Notes	5.500%	1/15/33	360,000	365,376	(a)
Oncor Electric Delivery Co. LLC, Senior Secured Notes	5.650%	11/15/33	490,000	522,331	(a)
Oncor Electric Delivery Co. LLC, Senior Secured Notes	4.600%	6/1/52	380,000	355,551
Pacific Gas and Electric Co., First Mortgage Bonds	2.100%	8/1/27	410,000	369,806
Pacific Gas and Electric Co., First Mortgage Bonds	2.500%	2/1/31	260,000	214,725
Pacific Gas and Electric Co., First Mortgage Bonds	6.950%	3/15/34	200,000	219,944
Pacific Gas and Electric Co., First Mortgage Bonds	4.950%	7/1/50	380,000	325,416
Pacific Gas and Electric Co., First Mortgage Bonds	6.750%	1/15/53	50,000	54,524
Pacific Gas and Electric Co., First Mortgage Bonds	6.700%	4/1/53	600,000	652,726
Pennsylvania Electric Co., Senior Notes	5.150%	3/30/26	50,000	49,965	(a)
PG&E Wildfire Recovery Funding LLC, Senior Secured Notes	4.674%	12/1/51	400,000	376,203
Progress Energy Inc., Senior Notes	6.000%	12/1/39	150,000	157,948
Sierra Pacific Power Co., Senior Secured Bonds	5.900%	3/15/54	180,000	191,061	(a)
Southern California Edison Co., First Mortgage Bonds	2.250%	6/1/30	130,000	111,667
Southern California Edison Co., First Mortgage Bonds	4.650%	10/1/43	430,000	393,332
Southern California Edison Co., First Mortgage Bonds	5.700%	3/1/53	510,000	538,051
Virginia Electric and Power Co., Senior Notes	3.800%	9/15/47	310,000	247,778
Total Electric Utilities				12,862,936
Multi-Utilities — 0.4%
Dominion Energy Inc., Senior Notes	3.375%	4/1/30	460,000	423,772
Dominion Energy South Carolina Inc., First Mortgage Bonds	6.250%	10/15/53	130,000	150,244

See Notes to Financial Statements.

38	Western Asset Long Credit VIT 2023 Annual Report

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Multi-Utilities — continued
San Diego Gas & Electric Co., First Mortgage Bonds	3.320%	4/15/50	$80,000	$57,017
San Diego Gas & Electric Co., Senior Secured Notes	1.700%	10/1/30	150,000	123,993
Total Multi-Utilities				755,026
Total Utilities				13,617,962
Total Corporate Bonds & Notes (Cost — $183,043,058)				193,533,814
U.S. Government & Agency Obligations — 2.1%
U.S. Government Obligations — 2.1%
U.S. Treasury Bonds	4.750%	11/15/43	260,000	278,972	(f)
U.S. Treasury Bonds	4.125%	8/15/53	110,000	111,220
U.S. Treasury Notes	4.875%	11/30/25	200,000	202,086
U.S. Treasury Notes	4.875%	10/31/28	450,000	469,828
U.S. Treasury Notes	4.375%	11/30/28	1,320,000	1,350,938
U.S. Treasury Notes	4.375%	11/30/30	250,000	257,129
U.S. Treasury Notes	3.875%	8/15/33	260,000	259,756
U.S. Treasury Notes	4.500%	11/15/33	1,780,000	1,869,278
Total U.S. Government & Agency Obligations (Cost — $4,739,162)				4,799,207
Sovereign Bonds — 2.1%
Argentina — 0.0%††
Provincia de Cordoba, Senior Notes	6.875%	12/10/25	100,002	91,020	(a)
Bermuda — 0.1%
Bermuda Government International Bond, Senior Notes	2.375%	8/20/30	200,000	172,178	(a)
Chile — 0.1%
Chile Government International Bond, Senior Notes	3.100%	5/7/41	400,000	305,505
Colombia — 0.2%
Colombia Government International Bond, Senior Notes	5.000%	6/15/45	510,000	397,476
Indonesia — 0.3%
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	200,000	192,065
Indonesia Government International Bond, Senior Notes	3.700%	10/30/49	480,000	403,375
Total Indonesia				595,440

See Notes to Financial Statements.

Western Asset Long Credit VIT 2023 Annual Report	39

Schedule of investments (cont’d)

December 31, 2023

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Israel — 0.2%
Israel Government International Bond, Senior Notes	3.250%	1/17/28	$200,000	$187,028
Israel Government International Bond, Senior Notes	3.875%	7/3/50	200,000	155,101
Total Israel				342,129
Jordan — 0.1%
Jordan Government International Bond, Senior Notes	4.950%	7/7/25	200,000	196,149	(a)
Mexico — 0.7%
Mexico Government International Bond, Senior Notes	3.500%	2/12/34	200,000	169,704
Mexico Government International Bond, Senior Notes	4.280%	8/14/41	200,000	165,581
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	1,140,000	983,618
Mexico Government International Bond, Senior Notes	4.600%	1/23/46	200,000	167,570
Mexico Government International Bond, Senior Notes	4.350%	1/15/47	200,000	161,616
Total Mexico				1,648,089
Nigeria — 0.1%
Nigeria Government International Bond, Senior Notes	7.143%	2/23/30	360,000	325,282	(a)
Panama — 0.2%
Panama Government International Bond, Senior Notes	2.252%	9/29/32	660,000	482,855
Paraguay — 0.1%
Paraguay Government International Bond, Senior Notes	5.400%	3/30/50	200,000	178,350	(a)
Total Sovereign Bonds (Cost — $4,493,476)				4,734,473
Municipal Bonds — 1.5%
California — 1.0%
Bay Area Toll Authority, CA, Toll Bridge Revenue, San Francisco Bay Area, Series F-1	6.263%	4/1/49	500,000	582,706
California State, GO, Build America Bonds	7.300%	10/1/39	1,150,000	1,392,806
University of California General Revenue, Taxable, Series AD	4.858%	5/15/2112	165,000	155,927
Total California				2,131,439

See Notes to Financial Statements.

40	Western Asset Long Credit VIT 2023 Annual Report

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Florida — 0.0%††
Miami-Dade County, FL, Seaport Revenue, Taxable, Series 2023, Refunding	6.224%	11/1/55	$20,000	$21,236
Illinois — 0.2%
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue, Taxable Series B, Refunding	6.200%	12/1/40	200,000	217,622
State of Illinois, GO, Taxable, Pension Funding Series 2003	5.100%	6/1/33	150,000	148,562
Total Illinois				366,184
Michigan — 0.1%
University of Michigan General Revenue, Taxable, Series AD	4.454%	4/1/2122	171,000	153,879
Minnesota — 0.0%††
University of Minnesota, GO, Taxable, Series 2022	4.048%	4/1/52	100,000	90,465
New Jersey — 0.1%
New Jersey State Turnpike Authority Revenue, Taxable, Series A, Refunding	7.102%	1/1/41	250,000	302,802
Ohio — 0.1%
American Municipal Power Inc., OH, Revenue:
Combined Hydroelectric Project, Taxable Series B, Refunding	8.084%	2/15/50	100,000	135,481
Meldahl Hydroelectric Project, Taxable Series E, Refunding	6.270%	2/15/50	145,000	158,393

Total Ohio				293,874
Total Municipal Bonds (Cost — $3,230,482)				3,359,879
Asset-Backed Securities — 0.9%
Ballyrock CLO Ltd., 2018-1A A2 (3 mo. Term SOFR + 1.862%)	7.277%	4/20/31	250,000	249,259	(a)(c)
Bristol Park CLO Ltd., 2016-1A BR (3 mo. Term SOFR + 1.712%)	7.105%	4/15/29	250,000	248,889	(a)(c)
CIFC Funding Ltd., 2017-2A BR (3 mo. Term SOFR + 1.762%)	7.177%	4/20/30	250,000	249,241	(a)(c)
GoldenTree Loan Opportunities Ltd., 2014-9A BR2 (3 mo. Term SOFR + 1.862%)	7.252%	10/29/29	260,000	260,684	(a)(c)
Hilton Grand Vacations Trust, 2023-1A C	6.940%	1/25/38	90,016	91,318	(a)
Lunar Structured Aircraft Portfolio Notes, 2021-1 A	2.636%	10/15/46	210,666	182,071	(a)
Magnetite Ltd., 2016-17A BR (3 mo. Term SOFR + 1.812%)	7.227%	7/20/31	250,000	250,000	(a)(c)

See Notes to Financial Statements.

Western Asset Long Credit VIT 2023 Annual Report	41

Schedule of investments (cont’d)

December 31, 2023

Western Asset Long Credit VIT

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
MVW LLC, 2021-1WA C	1.940%	1/22/41	$37,537	$34,411	(a)
Renew, 2023-1A A	5.900%	11/20/58	434,263	427,244	(a)
SMB Private Education Loan Trust, 2023-C B	6.360%	11/15/52	100,000	101,699	(a)
Total Asset-Backed Securities (Cost — $2,071,516)				2,094,816
Collateralized Mortgage Obligations (g) — 0.7%
BRAVO Residential Funding Trust, 2023-NQM5 A1	6.505%	6/25/63	95,384	96,480	(a)
BRAVO Residential Funding Trust, 2023-NQM5 A3	7.012%	6/25/63	95,384	96,059	(a)
CRSO Trust, 2023-BRND A	7.121%	7/10/40	40,000	41,727	(a)
Federal National Mortgage Association (FNMA) — CAS, 2023-R08 1M1 (30 Day Average SOFR + 1.500%)	6.837%	10/25/43	393,185	394,300	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2023-R08 1M2 (30 Day Average SOFR + 2.500%)	7.837%	10/25/43	470,000	481,975	(a)(c)
FS Commercial Mortgage Trust, 2023-4SZN B	7.544%	11/10/39	130,000	135,409	(a)(c)
GS Mortgage Securities Corp., 2023-SHIP A	4.322%	9/10/38	100,000	97,286	(a)(c)
OBX Trust, 2023-NQM7 A1	6.844%	4/25/63	97,036	98,991	(a)
Total Collateralized Mortgage Obligations (Cost — $1,416,917)				1,442,227
Convertible Bonds & Notes — 0.1%
Communication Services — 0.1%
Media — 0.1%
DISH Network Corp., Senior Notes (Cost — $154,448)	2.375%	3/15/24	160,000	159,000
Total Investments before Short-Term Investments (Cost — $199,149,059)				210,123,416

			Shares
Short-Term Investments — 4.6%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $10,411,484)	5.295%		10,411,484	10,411,484	(h)(i)
Total Investments — 98.1% (Cost — $209,560,543)				220,534,900
Other Assets in Excess of Liabilities — 1.9%				4,264,614
Total Net Assets — 100.0%				$224,799,514

See Notes to Financial Statements.

42	Western Asset Long Credit VIT 2023 Annual Report

Western Asset Long Credit VIT

††	Represents less than 0.1%.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Security has no maturity date. The date shown represents the next call date.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security is fair valued in accordance with procedures approved by the Board of Trustees (Note 1).

(e)	Security is valued using significant unobservable inputs (Note 1).

(f)	Securities traded on a when-issued or delayed delivery basis.

(g)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(h)	Rate shown is one-day yield as of the end of the reporting period.

(i)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Portfolio ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Portfolio. At December 31, 2023, the total market value of investments in Affiliated Companies was $10,411,484 and the cost was $10,411,484 (Note 6).

Abbreviation(s) used in this schedule:

CAS	— Connecticut Avenue Securities

CLO	— Collateralized Loan Obligation

GO	— General Obligation

GTD	— Guaranteed

ICE	— Intercontinental Exchange

LIBOR	— London Interbank Offered Rate

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At December 31, 2023, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	151	3/24	$30,772,952	$31,093,024	$320,072
U.S. Treasury 5-Year Notes	194	3/24	20,632,368	21,102,047	469,679
U.S. Treasury Long-Term Bonds	208	3/24	24,013,043	25,987,000	1,973,957
U.S. Treasury Ultra Long-Term Bonds	64	3/24	7,778,056	8,550,000	771,944
					3,535,652

See Notes to Financial Statements.

Western Asset Long Credit VIT 2023 Annual Report	43

Schedule of investments (cont’d)

December 31, 2023

Western Asset Long Credit VIT

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell:
U.S. Treasury 10-Year Notes	41	3/24	$4,489,350	$4,628,516	$(139,166)
U.S. Treasury Ultra 10-Year Notes	3	3/24	337,839	354,047	(16,208)
					(155,374)
Net unrealized appreciation on open futures contracts					$3,380,278

At December 31, 2023, the Portfolio had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
BRL	2,045,476	USD	399,008	Goldman Sachs Group Inc.	1/19/24	$21,523
JPY	91,248,292	USD	619,363	Morgan Stanley & Co. Inc.	1/19/24	29,924
Net unrealized appreciation on open forward foreign currency contracts						$51,447

Abbreviation(s) used in this table:

BRL	— Brazilian Real

JPY	— Japanese Yen

USD	— United States Dollar

See Notes to Financial Statements.

44	Western Asset Long Credit VIT 2023 Annual Report

Statement of assets and liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost — $199,149,059)	$210,123,416
Investments in affiliated securities, at value (Cost — $10,411,484)	10,411,484
Cash	143,606
Interest receivable	2,595,983
Deposits with brokers for open futures contracts	1,701,011
Unrealized appreciation on forward foreign currency contracts	51,447
Dividends receivable from affiliated investments	42,057
Deferred offering costs	20,352
Prepaid expenses	289
Total Assets	225,089,645

Liabilities:
Investment management fee payable	64,019
Payable for offering costs	57,560
Audit and tax fees payable	49,760
Payable to brokers — net variation margin on open futures contracts	37,171
Payable for organization costs	30,454
Fund accounting fees payable	28,459
Payable for securities purchased	20,100
Payable for Portfolio shares repurchased	129
Trustees’ fees payable	7
Accrued expenses	2,472
Total Liabilities	290,131
Total Net Assets	$224,799,514

Net Assets:
Par value (Note 5)	$226
Paid-in capital in excess of par value	211,268,765
Total distributable earnings (loss)	13,530,523
Total Net Assets	$224,799,514

Shares Outstanding:
Class I	22,649,753

Net Asset Value:
Class I (and redemption price)	$9.93

See Notes to Financial Statements.

Western Asset Long Credit VIT 2023 Annual Report	45

Statement of operations

For the Period Ended December 31, 2023†

Investment Income:
Interest	$4,256,458
Dividends from affiliated investments	182,769
Less: Foreign taxes withheld	(15,930)
Total Investment Income	4,423,297

Expenses:
Investment management fee (Note 2)	268,898
Audit and tax fees	49,760
Fund accounting fees	45,529
Offering costs (Note 1)	44,448
Organization costs (Note 1)	35,174
Shareholder reports	7,818
Legal fees	2,558
Trustees’ fees	941
Insurance	292
Transfer agent fees (Note 2)	14
Custody fees	5
Miscellaneous expenses	3,303
Total Expenses	458,740
Less: Fee waivers and/or expense reimbursements (Note 2)	(114,874)
Net Expenses	343,866
Net Investment Income	4,079,431

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(339,777)
Futures contracts	(480,119)
Forward foreign currency contracts	(34,428)
Foreign currency transactions	729
Net Realized Loss	(853,595)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	10,974,357
Futures contracts	3,380,278
Forward foreign currency contracts	51,447
Change in Net Unrealized Appreciation (Depreciation)	14,406,082
Net Gain on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	13,552,487
Increase in Net Assets From Operations	$17,631,918

†	For the period May 1, 2023 (inception date) to December 31, 2023.

See Notes to Financial Statements.

46	Western Asset Long Credit VIT 2023 Annual Report

Statement of changes in net assets

For the Period Ended December 31, 2023†	2023

Operations:
Net investment income	$4,079,431
Net realized loss	(853,595)
Change in net unrealized appreciation (depreciation)	14,406,082
Increase in Net Assets From Operations	17,631,918

Distributions to Shareholders From (Note 1):
Total distributable earnings	(4,145,843)
Decrease in Net Assets From Distributions to Shareholders	(4,145,843)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	209,187,993
Reinvestment of distributions	4,145,843
Cost of shares repurchased	(2,020,397)
Increase in Net Assets From Portfolio Share Transactions	211,313,439
Increase in Net Assets	224,799,514

Net Assets:
Beginning of period	—
End of period	$224,799,514

†	For the period May 1, 2023 (inception date) to December 31, 2023.

See Notes to Financial Statements.

Western Asset Long Credit VIT 2023 Annual Report	47

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2023[2]

Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment income	0.33
Net realized and unrealized loss	(0.07) [3]
Total income from operations	0.26

Less distributions from:
Net investment income	(0.33)
Total distributions	(0.33)

Net asset value, end of period	$9.93
Total return[4,5]	2.85%

Net assets, end of period (millions)	$225

Ratios to average net assets:
Gross expenses[6,7]	0.60%
Net expenses[7,8,9]	0.45
Net investment income[7]	5.31

Portfolio turnover rate	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 1, 2023 (inception date) to December 31, 2023.

[3]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain presented in the Statement of Operations due to the timing of the sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

[4]	Performance data is shown as of the date the Portfolio began to invest in accordance with its investment objective and guidelines.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Ratio includes 0.11% of non-recurring organizational and offering costs related to the inception of the Portfolio.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

48	Western Asset Long Credit VIT 2023 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Long Credit VIT (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The Portfolio follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio

Western Asset Long Credit VIT 2023 Annual Report	49

Notes to financial statements (cont’d)

calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Portfolio’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Portfolio’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Portfolio’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

50	Western Asset Long Credit VIT 2023 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes:
Energy	—	$28,528,520	$99,000	$28,627,520
Other Corporate Bonds & Notes	—	164,906,294	—	164,906,294
U.S. Government & Agency Obligations	—	4,799,207	—	4,799,207
Sovereign Bonds	—	4,734,473	—	4,734,473
Municipal Bonds	—	3,359,879	—	3,359,879
Asset-Backed Securities	—	2,094,816	—	2,094,816
Collateralized Mortgage Obligations	—	1,442,227	—	1,442,227
Convertible Bonds & Notes	—	159,000	—	159,000
Total Long-Term Investments	—	210,024,416	99,000	210,123,416
Short-Term Investments†	$10,411,484	—	—	10,411,484
Total Investments	$10,411,484	$210,024,416	$99,000	$220,534,900
Other Financial Instruments:
Futures Contracts††	$3,535,652	—	—	$3,535,652
Forward Foreign Currency Contracts††	—	$51,447	—	51,447
Total Other Financial Instruments	$3,535,652	$51,447	—	$3,587,099
Total	$13,947,136	$210,075,863	$99,000	$224,121,999

Western Asset Long Credit VIT 2023 Annual Report	51

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$155,374	—	—	$155,374

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency

52	Western Asset Long Credit VIT 2023 Annual Report

contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Securities traded on a when-issued and delayed delivery basis. The Portfolio may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(f) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions where the Portfolio is exposed to counterparty credit risk in addition to broader market

Western Asset Long Credit VIT 2023 Annual Report	53

Notes to financial statements (cont’d)

risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Portfolio has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be

54	Western Asset Long Credit VIT 2023 Annual Report

reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2023, the Portfolio did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income of the Portfolio are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(k) Organization costs. Organization costs associated with the establishment of the Portfolio are charged to expense as they are incurred.

(l) Offering costs. Costs incurred by the Portfolio in connection with offering of the Portfolio’s shares at the commencement of the Portfolio’s operations are being amortized on a straight line basis over twelve months.

(m) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Western Asset Long Credit VIT 2023 Annual Report	55

Notes to financial statements (cont’d)

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$44,448	$(44,448)

(a)	Reclassifications are due to non-deductible offering costs.

2. Investment management agreement and other transactions with affiliates

Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC (“LMPFA”) prior to November 30, 2023) is the Portfolio’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset London”), are the Portfolio’s subadvisers. FTFA, Western Asset and Western Asset London, are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets.

FTFA provides administrative and certain oversight services to the Portfolio. FTFA delegates to the subadvisers the day-to-day portfolio management of the Portfolio. Western Asset London, provide certain subadvisory services related to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, FTFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset London, monthly a subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

As a result of an expense limitation arrangement between the Portfolio and FTFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

56	Western Asset Long Credit VIT 2023 Annual Report

During the period ended December 31, 2023, fees waived and/or expenses reimbursed amounted to $114,874, which included an affiliated money market fund waiver of $2,195.

FTFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which FTFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will FTFA recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2023, the Portfolio had remaining fee waivers and/or expense reimbursements subject to recapture by FTFA and respective dates of expiration as follows:

Class I
Expires December 31, 2025	$112,679

For the period ended December 31, 2023, FTFA did not recapture any fees.

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Portfolio’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Portfolio’s shareholder servicing agent and acts as the Portfolio’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Each class of shares of the Portfolio pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Investor Services charges account-based fees based on the number of individual shareholder accounts, as well as a fixed percentage fee based on the total account-based fees charged. In addition, each class reimburses Investor Services for out of pocket expenses incurred. For the period ended December 31, 2023, the Portfolio incurred transfer agent fees as reported on the Statement of Operations, of which $14 was earned by Investor Services.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the period ended December 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$215,340,386	$12,548,599
Sales	23,793,489	7,733,269

Western Asset Long Credit VIT 2023 Annual Report	57

Notes to financial statements (cont’d)

At December 31, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$209,590,920	$11,188,796	$(244,816)	$10,943,980
Futures contracts	—	3,535,652	(155,374)	3,380,278
Forward foreign currency contracts	—	51,447	—	51,447

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2023.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$3,535,652	—	$3,535,652
Forward foreign currency contracts	—	$51,447	51,447
Total	$3,535,652	$51,447	$3,587,099
LIABILITY DERIVATIVES[1]
			Interest Rate Risk
Futures contracts[2]			$155,374

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended December 31, 2023. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(480,119)	—	$(480,119)
Forward foreign currency contracts	—	$(34,428)	(34,428)
Total	$(480,119)	$(34,428)	$(514,547)

58	Western Asset Long Credit VIT 2023 Annual Report

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$3,380,278	—	$3,380,278
Forward foreign currency contracts	—	$51,447	51,447
Total	$3,380,278	$51,447	$3,431,725

During the period ended December 31, 2023, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Futures contracts (to buy)	$45,087,200
Futures contracts (to sell)	1,977,949
Forward foreign currency contracts (to buy)	647,055

The following table presents the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Portfolio as of December 31, 2023.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Goldman Sachs Group Inc.	$21,523	—	$21,523	—	$21,523
Morgan Stanley & Co. Inc.	29,924	—	29,924	—	29,924
Total	$51,447	—	$51,447	—	$51,447

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Shares of beneficial interest

At December 31, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Western Asset Long Credit VIT 2023 Annual Report	59

Notes to financial statements (cont’d)

Transactions in shares of the Portfolio were as follows:

	Period Ended December 31, 2023[1]
	Shares	Amount
Class I
Shares sold	22,430,395	$209,187,993
Shares issued on reinvestment	434,133	4,145,843
Shares repurchased	(214,775)	(2,020,397)
Net increase	22,649,753	$211,313,439

[1]	For the period May 1, 2023 (inception date) to December 31, 2023.

6. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Portfolio. The following company was considered an affiliated company for all or some portion of the period ended December 31, 2023. The following transactions were effected in such company for the period ended December 31, 2023.

	Affiliate Value at May 1, 2023	Purchased		Sold
	(inception date)	Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$223,148,829	223,148,829	$212,737,345	212,737,345

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2023
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$182,769	—	$10,411,484

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the taxable period ended December 31, was as follows:

2023
Distributions paid from:
Ordinary income	$4,145,843

60	Western Asset Long Credit VIT 2023 Annual Report

As of December 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$989,817
Undistributed long-term capital gains — net	1,707,856
Total undistributed earnings	$2,697,673
Other book/tax temporary differences(a)	(3,542,855)
Unrealized appreciation (depreciation)(b)	14,375,705
Total distributable earnings (loss) — net	$13,530,523

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

8. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 for certain LIBOR settings and 2023 for the remainder. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

9. Subsequent event

On February 2, 2024, the Portfolio, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, became a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on January 31, 2025.

Western Asset Long Credit VIT 2023 Annual Report	61

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Variable Income Trust and

Shareholders of Western Asset Long Credit VIT

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Long Credit VIT (one of the portfolios constituting Legg Mason Partners Variable Income Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 1, 2023 (inception date) through December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, and the results of its operations, changes in its net assets, and the financial highlights for the period May 1, 2023 (inception date) through December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management and the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from the brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 13, 2024

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

62	Western Asset Long Credit VIT 2023 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Long Credit VIT (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.

Information pertaining to the Trustees and officers of the Portfolio is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 877-6LM-FUND/656-3863.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member of Excellent Education Development (since 2012); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; and formerly, Board Member of Great Public Schools Now (2018 to 2022)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Director (since 2022) and formerly, Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Formerly, Director, Visual Kinematics, Inc. (2018 to 2022)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); Vice President (since 2017), Member of the Executive Board (since 2013) and Member of the International Olympic Committee (since 1986); and President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	None

Western Asset Long Credit VIT	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Chairman of the Independent Directors Council (2012 to 2014); ICI Executive Committee (2011 to 2014); and Investment Company Institute (ICI) Board of Governors (2006 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Ecolab Inc. (since 2012); Fomento Economico Mexicano, SAB (since 2011); and Republic Services, Inc. (since 2009)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and formerly, Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); and formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Public Storage (since 2010); Occidental Petroleum Corporation (since 2008); and formerly, California Resources Corporation (2014 to 2021)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (2005 to 2017); and Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Trustee, University of Southern California (since 1994); and formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021)

64	Western Asset Long Credit VIT

Independent Trustees† (cont’d)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); and Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); formerly, Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); and Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Director of 23andMe, Inc. (genetics and health care services company) (since 2021); Director of Pacific Mutual Holding Company[5] (since 2016); Ralph M. Parson Foundation (since 2015); Edison International (since 2011); formerly, Member of the Board of Trustees of California State University system (2015 to 2022); and Kaiser Family Foundation (2012 to 2022)

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Director of Provivi, Inc. (since 2017); and Director of Berkshire Hathaway, Inc. (since 1997)

Western Asset Long Credit VIT	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 123 funds associated with FTFA or its affiliates (since 2015); President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of FTFA (2015)
Number of funds in fund complex overseen by Trustee[3]	123
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of FTFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

66	Western Asset Long Credit VIT

Additional Officers (cont’d)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Western Asset Long Credit VIT	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); and Senior Vice President of LMFAM (2013 to 2015)

FTFA, referenced above, was formerly known as LMPFA prior to November 30, 2023.

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the non-Microsoft investments of Mr. Gates and the all of investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from FTFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Portfolio, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Portfolio, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.

68	Western Asset Long Credit VIT

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2023:

	Pursuant to:	Amount Reported
Section 163(j) Interest Earned	§163(j)	$4,191,691

Western Asset Long Credit VIT	69

Western Asset

Long Credit VIT

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Franklin Templeton Fund Adviser, LLC*

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*	Formerly known as Legg Mason Partners Fund Advisor, LLC.

Western Asset Long Credit VIT

The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland statutory trust.

Western Asset Long Credit VIT

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Portfolio’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Portfolio at 877-6LM-FUND/656-3863.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Long Credit VIT. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*	For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

36280 A 2/24 SR24-4832

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial expert,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial expert. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2022 and December 31, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $91,258 in December 31, 2022 and $137,018 in December 31, 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2022 and $0 in December 31, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $20,000 in December 31, 2022 and $30,000 in December 31, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Variable Income Trust, were $0 in December 31, 2022 and $0 in December 31, 2023.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The

Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $350,359 in December 31, 2022 and $342,635 in December 31, 2023.

(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 14.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 20, 2024

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 20, 2024